UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-6200
Schwab Investments
(Exact name of registrant as specified in charter)
211 Main Street, San Francisco, California 94105
(Address of principal executive offices) (Zip code)
Marie Chandoha
Schwab Investments
211 Main Street, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: October 31
Date of reporting period: October 31, 2013

Item 1: Report(s) to Shareholders.

Annual report dated October 31, 2013, enclosed.

Schwab Equity Index Funds

Schwab® S&P 500 Index Fund

Schwab 1000 Index® Fund

Schwab Small-Cap Index Fund®

Schwab Total Stock Market
Index Fund®

Schwab International
Index Fund®

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This wrapper is not part of the shareholder report.

Schwab Equity Index Funds

Annual Report
October 31, 2013

Schwab® S&P 500 Index Fund

Schwab 1000 Index® Fund

Schwab Small-Cap Index Fund®

Schwab Total Stock Market
Index Fund®

Schwab International
Index Fund®

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Five cost-efficient ways to tap into the power of
the stock market for long-term growth potential.

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, MSCI and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

Total Return for the 12 Months Ended October 31, 2013

Schwab® S&P 500 Index Fund (Ticker Symbol: SWPPX)	27.06%

S&P 500® Index	27.18%
Fund Category: Morningstar Large Blend	27.16%

Performance Details	pages 6-7

Schwab 1000 Index® Fund (Ticker Symbol: SNXFX)	27.85%

Schwab 1000 Index®	28.27%
Fund Category: Morningstar Large Blend	27.16%

Performance Details	pages 8-9

Schwab Small-Cap Index Fund® (Ticker Symbol: SWSSX)	36.23%

Russell 2000® Index	36.28%
Fund Category: Morningstar Small Blend	35.17%

Performance Details	pages 10-11

Schwab Total Stock Market Index Fund® (Ticker Symbol: SWTSX)	28.76%

Dow Jones U.S. Total Stock Market Index	28.86%
Fund Category: Morningstar Large Blend	27.16%

Performance Details	pages 12-13

Schwab International Index Fund®[1] (Ticker Symbol: SWISX)	26.40%

MSCI EAFE® Index (Net)*	26.88%
Fund Category: Morningstar Foreign Large Blend	23.08%

Performance Details	pages 14-15

Minimum Initial Investment[2]	$100

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

*	Effective February 28, 2013, the fund changed its comparative index, for purposes of performance calculation, from MSCI EAFE Index (Gross) to MSCI EAFE Index (Net). The net version of the index more accurately reflects how dividends paid to the fund on its foreign securities are treated for tax purposes and provides a better basis for comparing the fund’s performance. The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[1]	The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations. See financial note 2 for more information.
[2]	Please see the funds’ prospectus for further detail and eligibility requirements.

2 Schwab Equity Index Funds

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc., I’d like to thank you for trusting us to help you meet your investment goals, and for reading this annual report concerning the Schwab Equity Index Funds. Each fund employs an indexing strategy to track the performance of a particular stock market benchmark, seeking returns by modeling its portfolios according to the benchmark index.

Turning to the 12 months ended October 31, 2013, the funds generated returns that were generally aligned with their respective indices, and reflected a strong rally by stocks. The backdrop for these performances included Federal Reserve focus on keeping interest rates low through a policy of quantitative easing to stimulate the U.S. economy. Equities generally benefitted from this accommodative monetary policy stance. However, signs of economic improvement in the U.S. led the Fed to initially consider “tapering” this stimulus program. Long-term interest rates rose in response, and stocks traditionally known for paying high dividends underperformed. In spite of expectations to the contrary, the Fed’s anticipated tapering never materialized. This generally benefitted stocks and helped the market overcome uncertainty regarding a brief U.S. federal government shutdown and budgetary gridlock. Reflecting this environment, the S&P 500 Index returned 27.2% for the reporting period.

Equities in developed markets also performed well. Pockets of economic improvement in some countries, combined with low interest rates in many

 Asset Class Performance Comparison % returns during the 12 months ended 10/31/2013

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

27.18%	S&P 500® Index: measures U.S. large-cap stocks

36.28%	Russell 2000® Index: measures U.S. small-cap stocks

26.88%	MSCI EAFE® Index (Net): measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

−1.08%	Barclays U.S. Aggregate Bond Index: measures the U.S. bond market

0.06%	Three-Month U.S. Treasury Bills (T-bills): measures short-term U.S. Treasury obligations

Index figures assume dividends and distributions were reinvested, and do not include trading and management costs, which would lower performance. Indices are unmanaged, do not incur management fees, costs and expenses, and you cannot invest in them directly. Remember that past performance is not an indication of future results.

For index definitions, please see the Glossary.

Data source: Index provider websites and CSIM.

Nothing in this report represents a recommendation of a security by the investment adviser.

Management views and portfolio holdings may have changed since the report date.

Schwab Equity Index Funds 3

From the President continued

Turning to the 12 months ended October 31, 2013, the funds generated returns that were generally aligned with their respective indices, and reflected a strong rally by stocks.

parts of the world and relative stability in the euro zone, supported the performance of overseas stocks. Amid this backdrop, the MSCI EAFE Index returned 26.9%* for the reporting period.

For more information about the Schwab Equity Index Funds, please continue reading this report. In addition, you can find further details about the Schwab Equity Index Funds and our other investment products by visiting www.schwabfunds.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

* The total return cited is for the MSCI EAFE Index (Net), which is calculated net of foreign withholding taxes. For full definitions of the referenced indices, please see the Glossary.

4 Schwab Equity Index Funds

Fund Management

Agnes Hong, CFA, Managing Director and Head of Passive Equity Strategies, leads the portfolio management teams of Schwab’s index mutual funds and equity ETFs. She also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 2009, Ms. Hong spent five years as a portfolio manager at Barclays Global Investors (subsequently acquired by BlackRock), where she managed institutional index funds and quantitative active funds. Prior to that, Ms. Hong worked in management consulting and product management, servicing global financial services clients.

Ferian Juwono, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors), where he spent over three years as a portfolio manager, managing equity index funds for institutional clients, and nearly two years as a senior business analyst. Prior to that, Mr. Juwono worked for over four years as a senior financial analyst with Union Bank of California.

Ron Toll, Portfolio Manager, is responsible for the day-to-day co-management of each of the funds, except for the Schwab Total Stock Market Index Fund. Mr. Toll has been a portfolio manager with CSIM since 2007, and has held a number of positions at the firm since beginning his tenure in 1998. His previous roles included serving as a manager in Portfolio Operations, and as a manager in Portfolio Operations and Analytics.

Schwab Equity Index Funds 5

Schwab® S&P 500 Index Fund

The Schwab S&P 500 Index Fund (the fund) seeks to track the total return of the S&P 500 Index (the index), which includes the stocks of 500 leading U.S. publicly traded companies from a broad range of industries. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

The fund returned 27.06% for the 12-month period ended October 31, 2013, compared with the index, which returned 27.18%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.

Market Highlights. Large-cap U.S. stocks generated double-digit returns for the 12-month report period. The backdrop for these results included Federal Reserve efforts to keep interest rates low and speed up economic growth, making financing more affordable for businesses and households and generally supporting stocks. Relative stability in the euro zone was another positive factor.

Contributors and Detractors. The Financials sector was the biggest contributor to the fund’s total return. The large average weight of this sector reflected part of the reason for this contribution, with Financials stocks comprising approximately 16% of the fund. Financials stocks also performed well, returning approximately 32%, and reflecting the performance of companies involved in banking, diversified financial services, insurance, and real estate. One significant contributor in this sector was Berkshire Hathaway Inc., a holding company that owns subsidiaries in a variety of business sectors. The fund’s Berkshire Hathaway Inc. holdings returned approximately 33%.

The Consumer Discretionary sector, which represented an average weight of nearly 12% of the fund, also provided a meaningful total return contribution. The fund’s Consumer Discretionary stocks returned approximately 40%, reflecting the overall performance of companies involved in automobiles and components, durable goods and apparel, consumer services, media, and retailing. One significant contributor in this sector was Amazon.com, Inc., an online retailer that offers a wide range of products. The fund’s Amazon.com, Inc. holdings returned approximately 56%.

The Telecommunication Services sector generated positive returns for the fund, but was among the weakest total return contributors. This sector represented an average weight of approximately 3% of the fund, and returned approximately 13%, reflecting the overall performance of companies involved in diversified and wireless telecommunication services. One significant detractor in this sector was CenturyLink Inc., an integrated communications company. The fund’s CenturyLink Inc. holdings returned approximately -6%.

The Utilities sector, which represented an average weight of approximately 3% of the fund, was another relatively weak contributor to the fund’s total return. The fund’s Utilities stocks returned approximately 10%, reflecting the overall performance of companies involved in gas, electric, and water utilities, as well as independent power production and energy trading. One significant detractor in this sector was Exelon Corporation, a utility services holding company. The fund’s Exelon Corporation holdings returned approximately -16%.

As of 10/31/13:

 Statistics

Number of Holdings	504
Weighted Average Market Cap ($ x 1,000,000)	$110,786
Price/Earnings Ratio (P/E)	18.8
Price/Book Ratio (P/B)	2.7
Portfolio Turnover Rate	1%

 Sector Weightings % of Investments

Information Technology	17.3%
Financials	15.6%
Health Care	12.7%
Consumer Discretionary	12.2%
Industrials	10.5%
Energy	10.3%
Consumer Staples	9.9%
Materials	3.4%
Utilities	3.1%
Telecommunication Services	2.4%
Other	2.6%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Apple, Inc.	3.0%
Exxon Mobil Corp.	2.4%
Google, Inc., Class A	1.8%
Microsoft Corp.	1.7%
General Electric Co.	1.7%
Johnson & Johnson	1.6%
Chevron Corp.	1.4%
The Procter & Gamble Co.	1.4%
Berkshire Hathaway, Inc., Class B	1.3%
Wells Fargo & Co.	1.3%
Total	17.6%

Management’s views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

6 Schwab Equity Index Funds

 Schwab® S&P 500 Index Fund

Performance and Fund Facts as of 10/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2003 – October 31, 2013
Performance of Hypothetical
$10,000 Investment1,2

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab® S&P 500 Index Fund (5/19/97)	27.06%	15.10%	7.41%
S&P 500® Index	27.18%	15.17%	7.46%
Fund Category: Morningstar Large Blend	27.16%	14.48%	7.01%

Fund Expense Ratios3: Net 0.09%; Gross 0.10%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Standard & Poor’s® S&P®, S&P 500®, Standard & Poor’s 500® and 500® are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Schwab S&P 500 Index Fund. The Schwab S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the fund.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On September 9, 2009, the Investor Share class, Select Share class and e.Shares class were combined into a single class of shares of the fund. The performance history of the fund prior to September 9, 2009 is that of the fund’s former Select Shares. On September 9, 2009, the Schwab Institutional Select S&P 500 Fund merged into the fund.
[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Equity Index Funds 7

Schwab 1000 Index® Fund

The Schwab 1000 Index Fund (the fund) seeks to match the total return of the Schwab 1000 Index (the index), which includes the stocks of the largest 1,000 publicly traded companies in the U.S., with size being determined by market capitalization (total market value of all shares outstanding). To pursue its goal, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

The fund returned 27.85% for the 12-month period ended October 31, 2013, compared with the index, which returned 28.27%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.

Market Highlights. Large-cap U.S. stocks generated double-digit returns for the 12-month report period. The backdrop for these results included Federal Reserve efforts to keep interest rates low and speed up economic growth, making financing more affordable for businesses and households and generally supporting stocks. Relative stability in the euro zone was another positive factor.

Contributors and Detractors. The Financials sector was the biggest contributor to the fund’s total return. The large average weight of this sector reflected part of the reason for this contribution, with Financials stocks comprising approximately 17% of the fund. Financials stocks also performed well, returning approximately 31%, and reflecting the performance of companies involved in banking, diversified financial services, insurance, and real estate. One significant contributor in this sector was Berkshire Hathaway Inc., a holding company that owns subsidiaries in a variety of business sectors. The fund’s Berkshire Hathaway Inc. holdings returned approximately 33%.

The Consumer Discretionary sector, which represented an average weight of approximately 13% of the fund, also provided a meaningful total return contribution. The fund’s Consumer Discretionary stocks returned approximately 41%, reflecting the overall performance of companies involved in automobiles and components, durable goods and apparel, consumer services, media, and retailing. One significant contributor in this sector was Amazon.com, Inc., an online retailer that offers a wide range of products. The fund’s Amazon.com, Inc. holdings returned approximately 56%.

The Telecommunication Services sector generated positive returns for the fund, but was the weakest total return contributor. This sector represented an average weight of almost 3% of the fund, and returned approximately 14%, reflecting the overall performance of companies involved in diversified and wireless telecommunication services. One significant detractor in this sector was CenturyLink Inc., an integrated communications company. The fund’s CenturyLink Inc. holdings returned approximately -6%.

The Utilities sector, which represented an average weight of approximately 3% of the fund, was another relatively weak contributor to the fund’s total return. The fund’s Utilities stocks returned roughly 11%, reflecting the overall performance of companies involved in gas, electric, and water utilities, as well as independent power production and energy trading. One significant detractor in this sector was Exelon Corporation, a utility services holding company. The fund’s Exelon Corporation holdings returned approximately -16%.

As of 10/31/13:

 Statistics

Number of Holdings	988
Weighted Average Market Cap ($ x 1,000,000)	$97,967
Price/Earnings Ratio (P/E)	19.7
Price/Book Ratio (P/B)	2.7
Portfolio Turnover Rate	4%

 Sector Weightings % of Investments

Information Technology	17.5%
Financials	16.5%
Consumer Discretionary	13.0%
Health Care	12.2%
Industrials	11.2%
Energy	10.0%
Consumer Staples	9.2%
Materials	3.7%
Utilities	3.2%
Telecommunication Services	2.3%
Other	1.2%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Apple, Inc.	2.6%
Exxon Mobil Corp.	2.2%
Google, Inc., Class A	1.6%
Microsoft Corp.	1.5%
General Electric Co.	1.5%
Johnson & Johnson	1.4%
Chevron Corp.	1.3%
The Procter & Gamble Co.	1.2%
Wells Fargo & Co.	1.1%
Berkshire Hathaway, Inc., Class B	1.1%
Total	15.5%

Management’s views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

8 Schwab Equity Index Funds

 Schwab 1000 Index® Fund

Performance and Fund Facts as of 10/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2003 – October 31, 2013
Performance of Hypothetical
$10,000 Investment1,2

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab 1000 Index® Fund (4/2/91)	27.85%	15.41%	7.56%
Schwab 1000 Index®	28.27%	15.74%	7.86%
S&P 500® Index	27.18%	15.17%	7.46%
Fund Category: Morningstar Large Blend	27.16%	14.48%	7.01%

Fund Expense Ratios3: Net 0.29%; Gross 0.34%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On September 18, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance history of the fund prior to September 18, 2009 is that of the fund’s former Investor Shares.
[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Equity Index Funds 9

Schwab Small-Cap Index Fund®

The Schwab Small-Cap Index Fund (the fund) seeks to track the total return of the Russell 2000 Index (the index), which is designed to measure the performance of the small-cap sector of the U.S. equity market. To pursue its goal, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

The fund returned 36.23% for the 12-month period ended October 31, 2013, compared with the index, which returned 36.28%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index. In addition, the fund engaged in securities lending, which positively contributed to the fund’s performance versus the index.

Market Highlights. Small-cap U.S. stocks generated double-digit returns for the 12-month report period. The backdrop for these results included Federal Reserve efforts to keep interest rates low and speed up economic growth, making financing more affordable for businesses and households and generally supporting stocks. Relative stability in the euro zone was another positive factor.

Contributors and Detractors. The Information Technology sector was the biggest contributor to the fund’s total return. The large average weight of this sector reflected part of the reason for this contribution, with Information Technology stocks comprising approximately 17% of the fund. Information Technology stocks also performed well, returning approximately 43%, and reflecting the performance of companies involved in Internet and software services. One significant contributor in this sector was CoStar Group Inc., a company that provides building-specific information to the U.S. commercial real estate industry. The fund’s CoStar Group Inc. holdings returned approximately 114%.

The Financials sector also provided a meaningful contribution to the fund’s total return. Financials stocks represented an average weight of approximately 23% of the fund, and returned 28%, reflecting the performance of companies involved in banking, diversified financial services, insurance, and real estate. One significant contributor in this sector was MGIC Investment Corporation, which provides private mortgage insurance coverage. The fund’s MGIC Investment Corporation holdings returned approximately 373%.

The Telecommunication Services sector generated positive returns for the fund, but was the weakest total return contributor. This sector represented an average weight of approximately 1% of the fund, and returned approximately 27%, reflecting the overall performance of companies involved in diversified and wireless telecommunication services. One significant detractor in this sector was NII Holdings Inc., a mobile communications provider. The fund’s NII Holdings Inc. shares returned approximately -49%.

The Utilities sector, which represented an average weight of approximately 3% of the fund, was another relatively weak contributor to the fund’s total return contribution. The fund’s Utilities stocks returned approximately 14%, reflecting the overall performance of companies involved in gas, electric, and water utilities, as well as independent power production and energy trading. One significant detractor in this sector was Atlantic Power Corporation, which holds indirect interests in non-utility electric generating facilities. The fund’s Atlantic Power Corporation holdings returned approximately -67%.

As of 10/31/13:

 Statistics

Number of Holdings	1,987
Weighted Average Market Cap ($ x 1,000,000)	$1,697
Price/Earnings Ratio (P/E)	10.0
Price/Book Ratio (P/B)	1.8
Portfolio Turnover Rate	11%

 Sector Weightings % of Investments

Financials	21.9%
Information Technology	17.0%
Industrials	14.0%
Consumer Discretionary	13.2%
Health Care	12.1%
Energy	5.7%
Materials	4.7%
Consumer Staples	3.8%
Utilities	3.0%
Telecommunication Services	0.7%
Other	3.9%
Total	100.0%

 Top Equity Holdings % of Net Assets1

CoStar Group, Inc.	0.3%
athenahealth, Inc.	0.3%
Acuity Brands, Inc.	0.3%
The Middleby Corp.	0.3%
The Ultimate Software Group, Inc.	0.3%
US Airways Group, Inc.	0.3%
Align Technology, Inc.	0.3%
Brunswick Corp.	0.2%
Rite Aid Corp.	0.2%
Prosperity Bancshares, Inc.	0.2%
Total	2.7%

Management’s views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Small-company stocks are subject to greater volatility than other asset classes.

[1]	This list is not a recommendation of any security by the investment adviser.

10 Schwab Equity Index Funds

 Schwab Small-Cap Index Fund®

Performance and Fund Facts as of 10/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2003 – October 31, 2013
Performance of Hypothetical
$10,000 Investment1,2

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab Small-Cap Index Fund® (5/19/97)	36.23%	18.80%	9.72%
Russell 2000® Index	36.28%	17.04%	9.03%
Small-Cap Spliced Index[3]	36.28%	18.93%	9.82%
Fund Category: Morningstar Small Blend	35.17%	17.34%	9.02%

Fund Expense Ratios4: Net 0.25%; Gross 0.29%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Index ownership – “Russell 2000®” is a registered mark of the Frank Russell Company (“Russell”) and has been licensed for use by the Schwab Small-Cap Index Fund. The Schwab Small-Cap Index Fund is not sponsored, endorsed, sold or promoted by Russell and Russell makes no representation regarding the advisability of investing in the fund.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On August 21, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance history of the fund prior to August 21, 2009 is that of the fund’s former Select Shares.
[3]	The Small-Cap Spliced Index is an internally calculated index, comprised of the Schwab Small-Cap Index (the fund’s former comparative index) from inception of the fund until the close of business on December 14, 2011, and the Russell 2000 Index from December 15, 2011 forward.
[4]	As stated in the prospectus. Includes acquired fund fees and expenses incurred indirectly by the fund through its investments in other investment companies. The annualized weighted average expense ratio of these investment companies was 0.08%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Equity Index Funds 11

Schwab Total Stock Market Index Fund®

The Schwab Total Stock Market Index Fund (the fund) seeks to track the total return of the entire U.S. stock market, as measured by the Dow Jones U.S. Total Stock Market Index (the index), which includes the stocks of all publicly traded companies headquartered in the U.S. for which pricing information is readily available. To pursue its investment objective, the funds use a sampling investment approach that involves investing in a representative sample of stocks with similar risk and return characteristics as the index, and maintains a tight allocation across all sectors, market capitalizations, and valuation measures compared with the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

The fund returned 28.76% for the 12-month period ended October 31, 2013, compared with the index, which returned 28.86%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.

Market Highlights. U.S. stocks generated double-digit returns for the 12-month report period. The backdrop for these results included Federal Reserve efforts to keep interest rates low and speed up economic growth, making financing more affordable for businesses and households, and generally supporting stocks. Relative stability in the euro zone was another positive factor.

Contributors and Detractors. The Financials sector was the biggest contributor to the fund’s total return. The large average weight of this sector reflected part of the reason for this contribution, with Financials stocks comprising approximately 17% of the fund. Financials stocks also performed well, returning approximately 30%, and reflecting the performance of companies involved in banking, diversified financial services, insurance, and real estate. One significant contributor in this sector was Berkshire Hathaway Inc., a holding company that owns subsidiaries in a variety of business sectors. The fund’s Berkshire Hathaway Inc. holdings returned approximately 33%.

The Consumer Discretionary sector, which represented an average weight of approximately 13% of the fund, also provided a meaningful total return contribution. The fund’s Consumer Discretionary stocks returned approximately 41%, reflecting the overall performance of companies involved in automobiles and components, durable goods and apparel, consumer services, media, and retailing. One significant contributor in this sector was Amazon.com, Inc., an online retailer that offers a wide range of products. The fund’s Amazon.com, Inc. holdings returned approximately 56%.

The Telecommunication Services sector generated positive returns for the fund, but was the weakest total return contributor. This sector represented an average weight of approximately 3% of the fund, and returned approximately 15%, reflecting the overall performance of companies involved in diversified and wireless telecommunication services. One significant detractor in this sector was CenturyLink Inc., an integrated communications company. The fund’s CenturyLink Inc. holdings returned approximately -6%.

The Utilities sector, which represented an average weight of approximately 3% of the fund, was another relatively weak contributor to the fund’s total return. The fund’s Utilities stocks returned approximately 12%, reflecting the overall performance of companies involved in gas, electric, and water utilities, as well as independent power production and energy trading. One significant detractor in this sector was Exelon Corporation, a utility services holding company. The fund’s Exelon Corporation holdings returned approximately -16%.

As of 10/31/13:

 Statistics

Number of Holdings	2,432
Weighted Average Market Cap ($ x 1,000,000)	$90,060
Price/Earnings Ratio (P/E)	18.6
Price/Book Ratio (P/B)	2.6
Portfolio Turnover Rate	2%

 Sector Weightings % of Investments

Information Technology	17.2%
Financials	16.8%
Consumer Discretionary	12.9%
Health Care	12.1%
Industrials	11.1%
Energy	9.4%
Consumer Staples	8.6%
Materials	3.7%
Utilities	3.1%
Telecommunication Services	2.2%
Other	2.9%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Apple, Inc.	2.4%
Exxon Mobil Corp.	2.0%
Google, Inc., Class A	1.4%
Microsoft Corp.	1.3%
General Electric Co.	1.3%
Johnson & Johnson	1.3%
Chevron Corp.	1.1%
The Procter & Gamble Co.	1.1%
Wells Fargo & Co.	1.0%
Berkshire Hathaway, Inc., Class B	1.0%
Total	13.9%

Management’s views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

12 Schwab Equity Index Funds

 Schwab Total Stock Market Index Fund®

Performance and Fund Facts as of 10/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2003 – October 31, 2013
Performance of Hypothetical
$10,000 Investment1,2

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab Total Stock Market Index Fund® (6/1/99)	28.76%	15.99%	8.15%
Dow Jones U.S. Total Stock Market Index	28.86%	16.01%	8.13%
Fund Category: Morningstar Large Blend	27.16%	14.48%	7.01%

Fund Expense Ratios3: Net 0.09%; Gross 0.10%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

“Dow Jones” and “The Dow Jones U.S. Total Stock Market Index” are service marks of Dow Jones & Company, Inc. and have been licensed for certain purposes by CSIM. The Schwab Total Stock Market Index Fund, based on The Dow Jones U.S. Total Stock Market Index, is not sponsored, endorsed, sold or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of investing in such a product.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On September 18, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance history of the fund prior to September 18, 2009 is that of the fund’s former Select Shares.
[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Equity Index Funds 13

Schwab International Index Fund®

The Schwab International Index Fund (the fund) seeks to track the performance of the MSCI EAFE Index (Net) (the index), which measures the total return of large, publicly traded non-U.S. companies from countries with developed equity markets outside of the U.S. To pursue its goal, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

The fund returned 26.40% for the 12-month period ended October 31, 2013, compared with the index, which returned 26.88%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index. In addition, timing differences in foreign exchange calculations detracted from the fund’s relative performance.*

Market Highlights. Stocks in developed international markets performed well, generating double-digit overall returns for the 12-month report period. Relative stability in the euro zone, some pockets of improvement in a few developed international economies, and central bank policies aimed at keeping interest rates low in many parts of the world were some of the factors supporting stocks, while major overseas currencies finished mixed versus the U.S. dollar.

Contributors and Detractors. Japanese stocks were the biggest contributors to the fund’s total return from a country perspective, and represented an average weight of approximately 21%. In U.S. dollar terms, the fund’s Japanese stocks returned approximately 34%. One significant contributor in this market was Toyota Motor Corporation, a passenger vehicle company. The fund’s Toyota Motor Corporation holdings returned approximately 71% in U.S. dollar terms.

U.K. stocks also provided a meaningful contribution to the fund’s total return, and represented an average weight of approximately 22%. In U.S. dollar terms, the fund’s U.K. stocks returned approximately 21%. One significant contributor in this market was Vodafone Group PLC, a mobile telecommunications company. The fund’s Vodafone Group PLC holdings returned approximately 41% in U.S. dollar terms.

Israeli stocks generated positive returns for the fund, but were the weakest total return contributors from a country perspective. These stocks represented an average weight of less than 1% of the fund, and in U.S. dollar terms, returned approximately 1%. One significant detractor in this market was Teva Pharmaceutical Industries Ltd., a global pharmaceutical company. The fund’s Teva Pharmaceutical Industries Ltd. holdings returned approximately -5% in U.S. dollar terms.

Stocks from New Zealand also contributed little to the fund’s total return, while performing well on an absolute basis. New Zealand stocks represented less than 1% of the fund, while returning approximately 24% in U.S. dollar terms. One of the weaker contributors in this market was Contact Energy Limited, a diversified and integrated energy company. The fund’s Contact Energy Limited holdings returned approximately 1%.

As of 10/31/13:

 Statistics

Number of Holdings	921
Weighted Average Market Cap ($ x 1,000,000)	$61,996
Price/Earnings Ratio (P/E)	18.9
Price/Book Ratio (P/B)	0.8
Portfolio Turnover Rate	5%

 Sector Weightings % of Investments

Financials	25.0%
Industrials	12.4%
Consumer Discretionary	11.4%
Consumer Staples	10.8%
Health Care	9.7%
Materials	7.8%
Energy	6.7%
Telecommunication Services	5.5%
Information Technology	4.1%
Utilities	3.5%
Other	3.1%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Nestle S.A. – Reg’d	1.7%
HSBC Holdings plc	1.5%
Roche Holding AG	1.5%
Toyota Motor Corp.	1.3%
Novartis AG – Reg’d	1.3%
Vodafone Group plc	1.3%
BP plc	1.1%
Total S.A.	1.0%
GlaxoSmithKline plc	1.0%
Sanofi	0.9%
Total	12.6%

Management’s views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Foreign securities can involve risks such as political and economic instability and currency risk.

*	Typically, the securities in the index are valued using foreign exchange rates obtained at the close of the London foreign currency exchange (11:00 AM EST). Securities in the fund, however, are valued using foreign exchange rates obtained at the close of the New York foreign currency exchange (4:00 PM EST). This difference in closing times can result in different foreign currency exchange rates between the two exchanges, and thus different foreign currency exchange rates used in the valuation of the index’s and fund’s securities.
[1]	This list is not a recommendation of any security by the investment adviser.

14 Schwab Equity Index Funds

 Schwab International Index Fund®

Performance and Fund Facts as of 10/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2003 – October 31, 2013
Performance of Hypothetical
$10,000 Investment1,2

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab International Index Fund® (5/19/97)	26.40%	11.32%	7.67%
MSCI EAFE® Index (Net)[3]	26.88%	11.99%	7.71%
MSCI EAFE® Index (Gross)[3]	27.40%	12.52%	8.20%
International Spliced Index[4]	26.96%	11.78%	7.89%
Fund Category: Morningstar Foreign Large Blend	23.08%	11.74%	7.45%

Fund Expense Ratios5: Net 0.19%; Gross 0.23%

 Country Weightings % of Investments

United Kingdom	21.0%
Japan	20.3%
France	9.6%
Switzerland	8.7%
Germany	8.6%
Australia	7.9%
Spain	3.3%
Sweden	3.1%
Hong Kong	2.8%
Netherlands	2.6%
Other Countries	12.1%
Total	100.0%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

Index ownership — “MSCI EAFE” is a registered mark of MSCI and has been licensed for use by the Schwab International Index Fund. The Schwab International Index Fund is not sponsored, endorsed, sold or promoted by MSCI and MSCI bears no liability with respect to the fund. The Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with the fund.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On August 21, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance history of the fund prior to August 21, 2009 is that of the fund’s former Select Shares.
[3]	Effective February 28, 2013, the fund changed its comparative index, for purposes of performance calculation, from MSCI EAFE Index (Gross) to MSCI EAFE Index (Net). The net version of the index more accurately reflects how dividends paid to the fund on its foreign securities are treated for tax purposes and provides a better basis for comparing the fund’s performance. The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[4]	The International Spliced Index is an internally calculated index, comprised of the Schwab International Index (the fund’s former comparative index) from inception of the fund until the close of business on December 20, 2011, the MSCI EAFE Index (Gross) from December 21, 2011 until the close of business on February 28, 2013, and the MSCI EAFE Index (Net) from March 1, 2013 forward.
[5]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Equity Index Funds 15

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2013 and held through October 31, 2013.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 5/1/13	at 10/31/13	5/1/13–10/31/13

Schwab® S&P 500 Index Fund
Actual Return	0.09%	$1,000.00	$1,110.80	$0.48
Hypothetical 5% Return	0.09%	$1,000.00	$1,024.75	$0.46

Schwab 1000 Index® Fund
Actual Return	0.29%	$1,000.00	$1,113.90	$1.55
Hypothetical 5% Return	0.29%	$1,000.00	$1,023.74	$1.48

Schwab Small-Cap Index Fund®
Actual Return	0.17%	$1,000.00	$1,168.90	$0.93
Hypothetical 5% Return	0.17%	$1,000.00	$1,024.35	$0.87

Schwab Total Stock Market Index Fund®
Actual Return	0.09%	$1,000.00	$1,119.00	$0.48
Hypothetical 5% Return	0.09%	$1,000.00	$1,024.75	$0.46

Schwab International Index Fund®
Actual Return	0.19%	$1,000.00	$1,083.20	$1.00
Hypothetical 5% Return	0.19%	$1,000.00	$1,024.25	$0.97

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.

16 Schwab Equity Index Funds

Schwab® S&P 500 Index Fund

Financial Statements

Financial Highlights

	11/1/12–	11/1/11–	11/1/10–	11/1/09–	11/1/08–
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09[1]

Per-Share Data ($)

Net asset value at beginning of period	22.35	19.82	18.70	16.28	15.28

Income (loss) from investment operations:
Net investment income (loss)	0.52	0.44	0.39	0.35	0.20
Net realized and unrealized gains (losses)	5.40	2.49	1.09	2.31	1.22

Total from investment operations	5.92	2.93	1.48	2.66	1.42
Less distributions:
Distributions from net investment income	(0.49)	(0.40)	(0.36)	(0.24)	(0.42)

Net asset value at end of period	27.78	22.35	19.82	18.70	16.28

Total return (%)	27.06	15.09	7.97	16.50	9.81

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.09	0.09	0.09	0.09	0.13	[2]
Gross operating expenses	0.09	0.10	0.10	0.10	0.16
Net investment income (loss)	2.10	2.09	1.96	1.97	2.09
Portfolio turnover rate	1	2	3	2	3	[3]
Net assets, end of period ($ x 1,000,000)	17,121	12,687	10,909	10,007	8,718

1 Effective September 9, 2009, the Investor Share class, the e.Share class and the Select Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
2 Effective May 5, 2009, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended ratio.
3 Portfolio turnover excludes the impact of investment activity resulting from a merger with another fund.

See financial notes 17

 Schwab S&P 500 Index Fund

Portfolio Holdings as of October 31, 2013

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

97.2%	Common Stock	10,242,641,102	16,648,423,804
2.6%	Short-Term Investments	437,649,083	437,649,083

99.8%	Total Investments	10,680,290,185	17,086,072,887
0.1%	Collateral Invested for Securities on Loan	20,143,201	20,143,201
0.1%	Other Assets and Liabilities, Net		14,822,536

100.0%	Net Assets		17,121,038,624

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 97.2% of net assets

Automobiles & Components 1.1%
Other Securities		1.1	193,128,646

Banks 2.8%
Wells Fargo & Co.	5,149,209	1.3	219,819,732
Other Securities		1.5	250,524,800

		2.8	470,344,532

Capital Goods 7.9%
3M Co.	691,919	0.5	87,078,006
General Electric Co.	10,901,752	1.7	284,971,797
The Boeing Co.	739,654	0.6	96,524,847
United Technologies Corp.	899,535	0.5	95,575,594
Other Securities		4.6	796,238,324

		7.9	1,360,388,568

Commercial & Professional Supplies 0.7%
Other Securities		0.7	111,184,191

Consumer Durables & Apparel 1.2%
Other Securities		1.2	202,719,721

Consumer Services 1.8%
McDonald’s Corp.	1,073,638	0.6	103,627,540
Other Securities		1.2	200,627,293

		1.8	304,254,833

Diversified Financials 8.0%
American Express Co.	999,741	0.5	81,778,814
Bank of America Corp.	11,448,611	0.9	159,822,610
Berkshire Hathaway, Inc., Class B *	1,923,330	1.3	221,336,816
Citigroup, Inc.	3,240,747	0.9	158,083,639
JPMorgan Chase & Co.	4,011,331	1.2	206,744,000
The Charles Schwab Corp. (a)	1,232,381	0.2	27,913,430
Other Securities		3.0	512,161,313

		8.0	1,367,840,622

Energy 10.2%
Chevron Corp.	2,058,934	1.4	246,989,723
ConocoPhillips	1,299,390	0.6	95,245,287
Exxon Mobil Corp.	4,687,841	2.4	420,124,310
Occidental Petroleum Corp.	858,650	0.5	82,499,092
Schlumberger Ltd.	1,420,015	0.8	133,083,806
Other Securities		4.5	775,902,953

		10.2	1,753,845,171

Food & Staples Retailing 2.4%
CVS Caremark Corp.	1,309,051	0.5	81,501,515
Wal-Mart Stores, Inc.	1,727,302	0.8	132,570,429
Other Securities		1.1	188,082,892

		2.4	402,154,836

Food, Beverage & Tobacco 5.3%
Altria Group, Inc.	2,117,791	0.5	78,845,359
PepsiCo, Inc.	1,643,463	0.8	138,198,804
Philip Morris International, Inc.	1,724,346	0.9	153,673,715
The Coca-Cola Co.	4,062,856	0.9	160,767,212
Other Securities		2.2	383,590,073

		5.3	915,075,163

Health Care Equipment & Services 4.1%
Other Securities		4.1	695,978,837

Household & Personal Products 2.2%
The Procter & Gamble Co.	2,918,590	1.4	235,676,142
Other Securities		0.8	144,972,573

		2.2	380,648,715

Insurance 2.9%
American International Group, Inc.	1,566,554	0.5	80,912,514
Other Securities		2.4	421,681,110

		2.9	502,593,624

Materials 3.4%
Other Securities		3.4	584,157,134

18 See financial notes

 Schwab S&P 500 Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)

Media 3.6%
Comcast Corp., Class A	2,776,464	0.8	132,104,157
The Walt Disney Co.	1,770,483	0.7	121,437,429
Other Securities		2.1	365,951,119

		3.6	619,492,705

Pharmaceuticals, Biotechnology & Life Sciences 8.6%
AbbVie, Inc.	1,689,586	0.5	81,860,442
Amgen, Inc.	797,759	0.5	92,540,044
Bristol-Myers Squibb Co.	1,754,464	0.5	92,144,449
Gilead Sciences, Inc. *	1,631,150	0.7	115,795,339
Johnson & Johnson	3,003,125	1.6	278,119,406
Merck & Co., Inc.	3,118,514	0.8	140,613,796
Pfizer, Inc.	7,035,733	1.3	215,856,289
Other Securities		2.7	452,801,415

		8.6	1,469,731,180

Real Estate 1.9%
Other Securities		1.9	330,352,892

Retailing 4.5%
Amazon.com, Inc. *	394,380	0.9	143,566,151
The Home Depot, Inc.	1,540,150	0.7	119,962,283
Other Securities		2.9	499,052,197

		4.5	762,580,631

Semiconductors & Semiconductor Equipment 2.0%
Intel Corp.	5,309,105	0.8	129,701,435
Other Securities		1.2	210,639,262

		2.0	340,340,697

Software & Services 9.1%
Google, Inc., Class A *	298,107	1.8	307,223,112
International Business Machines Corp.	1,098,890	1.2	196,932,077
MasterCard, Inc., Class A	110,549	0.5	79,274,688
Microsoft Corp.	8,078,031	1.7	285,558,396
Oracle Corp.	3,799,886	0.7	127,296,181
Visa, Inc., Class A	550,100	0.6	108,188,167
Other Securities		2.6	453,213,855

		9.1	1,557,686,476

Technology Hardware & Equipment 6.2%
Apple, Inc.	968,154	3.0	505,715,242
Cisco Systems, Inc.	5,713,628	0.7	128,556,630
QUALCOMM, Inc.	1,821,665	0.7	126,551,067
Other Securities		1.8	300,320,067

		6.2	1,061,143,006

Telecommunication Services 2.4%
AT&T, Inc.	5,672,236	1.2	205,334,943
Verizon Communications, Inc.	3,049,578	0.9	154,034,185
Other Securities		0.3	58,466,716

		2.4	417,835,844

Transportation 1.9%
United Parcel Service, Inc., Class B	769,918	0.4	75,636,744
Other Securities		1.5	248,009,989

		1.9	323,646,733

Utilities 3.0%
Other Securities		3.0	521,299,047

Total Common Stock
(Cost $10,242,641,102)			16,648,423,804

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investments 2.6% of net assets

Time Deposits 2.4%
Skandinaviska Enskilda Banken
0.03%, 11/01/13	190,701,794	1.1	190,701,794
Societe Generale
0.03%, 11/01/13	214,723,131	1.2	214,723,131
Other Securities		0.1	10,224,304

		2.4	415,649,229

U.S. Treasury Obligations 0.2%
Other Securities		0.2	21,999,854

Total Short-Term Investments
(Cost $437,649,083)			437,649,083

End of Investments.

	Number	% of Net	Value
Security	of Shares	Assets	($)

Collateral Invested for Securities on Loan 0.1% of net assets

Wells Fargo Advantage Government Money Market Fund, Institutional Class 0.01% (e)	20,143,201	0.1	20,143,201

Total Collateral Invested for Securities on Loan
(Cost $20,143,201)			20,143,201

End of Collateral Invested for Securities on Loan.

At 10/31/13, tax basis cost of the fund’s investments was $10,717,310,195 and the unrealized appreciation and depreciation were $7,023,566,575 and ($654,803,883), respectively, with a net unrealized appreciation of $6,368,762,692.

See financial notes 19

 Schwab S&P 500 Index Fund

Portfolio Holdings continued

For the following notes, please refer to complete schedule of holdings.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $19,513,953.
(c)	All or a portion of this security is held as collateral for open futures contracts.
(d)	The rate shown is the purchase yield.
(e)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust

In addition to the above, the fund held the following at 10/31/13:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contract

S&P 500 Index, e-mini, Long, expires 12/20/13	4,920	430,746,000	10,951,103

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$16,648,423,804	$—	$—	$16,648,423,804
Short-Term Investments[1]	—	437,649,083	—	437,649,083

Total	$16,648,423,804	$437,649,083	$—	$17,086,072,887

Other Financial Instruments
Collateral Invested for Securities on Loan	$20,143,201	$—	$—	$20,143,201
Futures Contract[2]	10,951,103	—	—	10,951,103

[1]	As categorized in complete schedule of holdings.
[2]	Futures contracts are not included in Investments and are valued at unrealized appreciation or depreciation.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2013.

20 See financial notes

 Schwab S&P 500 Index Fund

Statement of
Assets and Liabilities
As of October 31, 2013

Assets

Investments in affiliated issuers, at value (cost $15,517,881)		$27,913,430
Investments in unaffiliated issuers, at value (cost $10,664,772,304) including securities on loan of $19,513,953	+	17,058,159,457

Total investments, at value (cost $10,680,290,185)		17,086,072,887
Collateral invested for securities on loan		20,143,201
Receivables:
Fund shares sold		39,205,684
Dividends		16,913,159
Foreign tax reclaims		25,838
Income from securities on loan		18,833
Interest		346
Prepaid expenses	+	276,148

Total assets		17,162,656,096

Liabilities

Collateral held for securities on loan		20,143,201
Payables:
Investment adviser and administrator fees		82,245
Shareholder service fees		31,645
Independent trustees’ fees		14
Fund shares redeemed		18,493,793
Variation margin on futures contracts		2,361,600
Accrued expenses	+	504,974

Total liabilities		41,617,472

Net Assets

Total assets		17,162,656,096
Total liabilities	−	41,617,472

Net assets		$17,121,038,624

Net Assets by Source
Capital received from investors		10,818,088,774
Net investment income not yet distributed		231,017,629
Net realized capital losses		(344,801,584)
Net unrealized capital appreciation		6,416,733,805

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$17,121,038,624		616,413,990		$27.78

See financial notes 21

 Schwab S&P 500 Index Fund

Statement of
Operations
For the period November 1, 2012 through October 31, 2013

Investment Income

Dividends received from affiliated issuer		$265,675
Dividends received from unaffiliated issuers (net of foreign withholding taxes of $218,887)		323,309,294
Interest		121,887
Securities on loan	+	651,824

Total investment income		324,348,680

Expenses

Investment adviser and administrator fees		8,879,397
Shareholder service fees		2,863,824
Transfer agent fees		414,927
Portfolio accounting fees		341,057
Registration fees		336,918
Shareholder reports		299,994
Custodian fees		267,326
Independent trustees’ fees		107,140
Professional fees		95,892
Index fee		74,795
Other expenses	+	321,650

Total expenses		14,002,920
Expense reduction by CSIM and its affiliates	−	683,825

Net expenses	−	13,319,095

Net investment income		311,029,585

Realized and Unrealized Gains (Losses)

Net realized losses on unaffiliated investments		(14,416,210)
Net realized gains on futures contracts	+	67,946,299

Net realized gains		53,530,089
Net change in unrealized appreciation on affiliated issuer		10,203,701
Net change in unrealized appreciation on unaffiliated investments		3,140,413,722
Net change in unrealized appreciation on futures contracts	+	16,087,228

Net change in unrealized appreciation	+	3,166,704,651

Net realized and unrealized gains		3,220,234,740

Increase in net assets resulting from operations		$3,531,264,325

22 See financial notes

 Schwab S&P 500 Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/12-10/31/13			11/1/11-10/31/12
Net investment income		$311,029,585	$249,809,268
Net realized gains		53,530,089	34,935,609
Net change in unrealized appreciation	+	3,166,704,651	1,365,738,638

Increase in net assets from operations		3,531,264,325	1,650,483,515

Distributions to Shareholders

Distributions from net investment income		($278,278,089)	($218,494,240)

Transactions in Fund Shares

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		155,380,507	$3,830,088,605	94,452,205	$2,011,893,595
Shares reinvested		11,251,940	248,330,312	10,225,170	196,221,005
Shares redeemed	+	(117,760,806)	(2,897,316,141)	(87,533,037)	(1,861,743,855)

Net transactions in fund shares		48,871,641	$1,181,102,776	17,144,338	$346,370,745

Shares Outstanding and Net Assets

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		567,542,349	$12,686,949,612	550,398,011	$10,908,589,592
Total increase	+	48,871,641	4,434,089,012	17,144,338	1,778,360,020

End of period		616,413,990	$17,121,038,624	567,542,349	$12,686,949,612

Net investment income not yet distributed			$231,017,629		$200,192,592

See financial notes 23

Schwab 1000 Index® Fund

Financial Statements

Financial Highlights

	11/1/12–	11/1/11–	11/1/10–	11/1/09–	11/1/08–
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09[1]

Per-Share Data ($)

Net asset value at beginning of period	40.23	37.44	35.79	31.00	28.69

Income (loss) from investment operations:
Net investment income (loss)	0.81 [2]	0.71 [2]	0.62 [2]	0.57 [2]	0.54	[2]
Net realized and unrealized gains (losses)	9.74	4.32	2.07	4.80	2.41

Total from investment operations	10.55	5.03	2.69	5.37	2.95
Less distributions:
Distributions from net investment income	(0.81)	(0.72)	(0.57)	(0.58)	(0.64)
Distributions from net realized gains	(1.66)	(1.52)	(0.47)	—	—

Total distributions	(2.47)	(2.24)	(1.04)	(0.58)	(0.64)

Net asset value at end of period	48.31	40.23	37.44	35.79	31.00

Total return (%)	27.85	14.38	7.60	17.51	10.72

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.29	0.29	0.29	0.29	0.38	[3]
Gross operating expenses	0.34	0.34	0.34	0.35	0.44
Net investment income (loss)	1.87	1.85	1.64	1.71	1.96
Portfolio turnover rate	4	4	5	5	4
Net assets, end of period ($ x 1,000,000)	5,887	4,848	4,552	4,575	4,279

1 Effective September 18, 2009, the Select Share class and the Investor Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Investor Shares.
2 Calculated based on the average shares outstanding during the period.
3 Effective May 5, 2009, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended ratio.

24 See financial notes

 Schwab 1000 Index Fund

Portfolio Holdings as of October 31, 2013

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

98.7%	Common Stock	1,947,182,663	5,812,765,310
1.1%	Other Investment Company	65,007,364	65,007,364
0.1%	Short-Term Investment	2,899,981	2,899,981

99.9%	Total Investments	2,015,090,008	5,880,672,655
0.5%	Collateral Invested for Securities on Loan	27,618,344	27,618,344
(0.4%)	Other Assets and Liabilities, Net		(21,059,399)

100.0%	Net Assets		5,887,231,600

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 98.7% of net assets

Automobiles & Components 1.3%
Other Securities		1.3	74,683,791

Banks 2.9%
Wells Fargo & Co.	1,572,396	1.1	67,125,585
Other Securities		1.8	101,651,787

		2.9	168,777,372

Capital Goods 8.3%
3M Co.	210,354	0.4	26,473,051
General Electric Co.	3,299,302	1.5	86,243,754
The Boeing Co.	224,889	0.5	29,348,014
United Technologies Corp.	270,303	0.5	28,719,694
Other Securities		5.4	318,700,402

		8.3	489,484,915

Commercial & Professional Supplies 0.8%
Other Securities		0.8	49,908,492

Consumer Durables & Apparel 1.4%
Other Securities		1.4	84,808,534

Consumer Services 2.0%
McDonald’s Corp.	323,736	0.5	31,246,999
Other Securities		1.5	87,420,489

		2.0	118,667,488

Diversified Financials 7.5%
American Express Co.	299,877	0.4	24,529,939
Bank of America Corp.	3,490,541	0.8	48,727,952
Berkshire Hathaway, Inc., Class B *	583,112	1.1	67,104,529
Citigroup, Inc.	987,956	0.8	48,192,494
JPMorgan Chase & Co.	1,216,778	1.1	62,712,738
The Charles Schwab Corp. (a)	367,065	0.1	8,314,022
Other Securities		3.2	179,132,295

		7.5	438,713,969

Energy 10.0%
Chevron Corp.	625,237	1.3	75,003,430
ConocoPhillips	397,266	0.5	29,119,598
Exxon Mobil Corp.	1,426,063	2.2	127,803,766
Occidental Petroleum Corp.	259,716	0.4	24,953,513
Schlumberger Ltd.	427,447	0.7	40,060,333
Other Securities		4.9	290,970,395

		10.0	587,911,035

Food & Staples Retailing 2.1%
CVS Caremark Corp.	398,011	0.4	24,780,165
Wal-Mart Stores, Inc.	532,527	0.7	40,871,447
Other Securities		1.0	59,425,195

		2.1	125,076,807

Food, Beverage & Tobacco 5.0%
Altria Group, Inc.	649,205	0.4	24,169,902
PepsiCo, Inc.	500,385	0.7	42,077,375
Philip Morris International, Inc.	524,365	0.8	46,731,409
The Coca-Cola Co.	1,226,248	0.8	48,522,633
Other Securities		2.3	131,271,103

		5.0	292,772,422

Health Care Equipment & Services 4.2%
Other Securities		4.2	244,969,779

Household & Personal Products 2.1%
The Procter & Gamble Co.	888,719	1.2	71,764,059
Other Securities		0.9	53,362,979

		2.1	125,127,038

Insurance 3.3%
American International Group, Inc.	481,976	0.4	24,894,060
Other Securities		2.9	167,606,988

		3.3	192,501,048

Materials 3.7%
Other Securities		3.7	219,826,158

See financial notes 25

 Schwab 1000 Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)

Media 3.7%
Comcast Corp., Class A	850,823	0.7	40,482,158
The Walt Disney Co.	538,260	0.6	36,919,254
Other Securities		2.4	142,076,096

		3.7	219,477,508

Pharmaceuticals, Biotechnology & Life Sciences 8.0%
AbbVie, Inc.	516,646	0.4	25,031,499
Amgen, Inc.	244,902	0.5	28,408,632
Bristol-Myers Squibb Co.	529,739	0.5	27,821,892
Gilead Sciences, Inc. *	491,644	0.6	34,901,807
Johnson & Johnson	914,287	1.4	84,672,119
Merck & Co., Inc.	948,118	0.7	42,750,641
Pfizer, Inc.	2,144,851	1.1	65,804,029
Other Securities		2.8	164,119,241

		8.0	473,509,860

Real Estate 2.8%
Other Securities		2.8	167,276,719

Retailing 4.6%
Amazon.com, Inc. *	119,941	0.7	43,662,122
The Home Depot, Inc.	464,035	0.6	36,143,686
Other Securities		3.3	188,124,755

		4.6	267,930,563

Semiconductors & Semiconductor Equipment 2.0%
Intel Corp.	1,617,180	0.7	39,507,708
Other Securities		1.3	77,839,023

		2.0	117,346,731

Software & Services 9.7%
Facebook, Inc., Class A *	528,600	0.5	26,567,436
Google, Inc., Class A *	90,628	1.6	93,399,404
International Business Machines Corp.	333,640	1.0	59,791,624
MasterCard, Inc., Class A	33,984	0.4	24,369,926
Microsoft Corp.	2,455,838	1.5	86,813,873
Oracle Corp.	1,155,210	0.7	38,699,535
Visa, Inc., Class A	167,200	0.6	32,883,224
Other Securities		3.4	209,157,575

		9.7	571,682,597

Technology Hardware & Equipment 5.8%
Apple, Inc.	294,330	2.6	153,743,275
Cisco Systems, Inc.	1,737,715	0.7	39,098,587
QUALCOMM, Inc.	555,178	0.7	38,568,216
Other Securities		1.8	109,380,053

		5.8	340,790,131

Telecommunication Services 2.3%
AT&T, Inc.	1,720,677	1.1	62,288,507
Verizon Communications, Inc.	934,057	0.8	47,179,219
Other Securities		0.4	28,008,150

		2.3	137,475,876

Transportation 2.0%
United Parcel Service, Inc., Class B	234,035	0.4	22,991,598
Other Securities		1.6	93,651,182

		2.0	116,642,780

Utilities 3.2%
Other Securities		3.2	187,403,697

Total Common Stock
(Cost $1,947,182,663)			5,812,765,310

Other Investment Company 1.1% of net assets

Money Market Fund 1.1%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 0.00% (e)	65,007,364	1.1	65,007,364

Total Other Investment Company
(Cost $65,007,364)			65,007,364

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investment 0.1% of net assets

U.S. Treasury Obligation 0.1%
Other Securities		0.1	2,899,981

Total Short-Term Investment
(Cost $2,899,981)			2,899,981

End of Investments.

	Number	% of Net	Value
Security	of Shares	Assets	($)

Collateral Invested for Securities on Loan 0.5% of net assets

State Street Institutional U.S. Government Money Market Fund, Institutional Class 0.00% (e)	27,618,344	0.5	27,618,344

Total Collateral Invested for Securities on Loan
(Cost $27,618,344)			27,618,344

End of Collateral Invested for Securities on Loan.

At 10/31/13, tax basis cost of the fund’s investments was $1,991,840,097 and the unrealized appreciation and depreciation were $3,917,847,320 and ($29,014,762), respectively, with a net unrealized appreciation of $3,888,832,558.

26 See financial notes

 Schwab 1000 Index Fund

Portfolio Holdings continued

For the following notes, please refer to complete schedule of holdings.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $29,080,601.
(c)	All or a portion of this security is held as collateral for open futures contracts.
(d)	The rate shown is the purchase yield.
(e)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust

In addition to the above, the fund held the following at 10/31/13:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contract

S&P 500 Index, e-mini, Long, expires 12/20/13	700	61,285,000	2,309,463

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$5,812,765,310	$—	$—	$5,812,765,310
Other Investment Company[1]	65,007,364	—	—	65,007,364
Short-Term Investment[1]	—	2,899,981	—	2,899,981

Total	$5,877,772,674	$2,899,981	$—	$5,880,672,655

Other Financial Instruments
Collateral Invested for Securities on Loan	$27,618,344	$—	$—	$27,618,344
Futures Contract[2]	2,309,463	—	—	2,309,463

[1]	As categorized in complete schedule of holdings.
[2]	Futures contracts are not included in Investments and are valued at unrealized appreciation or depreciation.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	October 31,	Gains	Appreciation	Gross	Gross	Transfers	Transfers	October 31,
Investments in Securities	2012	(Losses)	(Depreciation)	Purchases	Sales	in	out	2013

Common Stock	$64,997	$3,754	($4,047)	$—	($64,704)	$—	$—	$—

Total	$64,997	$3,754	($4,047)	$—	($64,704)	$—	$—	$—

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2013.

See financial notes 27

 Schwab 1000 Index Fund

Statement of
Assets and Liabilities
As of October 31, 2013

Assets

Investments in affiliated issuers, at value (cost $1,803,228)		$8,314,022
Investments in unaffiliated issuers, at value (cost $2,013,286,780) including securities on loan of $29,080,601	+	5,872,358,633

Total investments, at value (cost $2,015,090,008)		5,880,672,655
Collateral invested for securities on loan		27,618,344
Receivables:
Dividends		5,376,939
Fund shares sold		3,137,573
Income from securities on loan		42,694
Foreign tax reclaims		7,684
Interest		26
Prepaid expenses	+	125,899

Total assets		5,916,981,814

Liabilities

Collateral held for securities on loan		27,618,344
Payables:
Investment adviser and administrator fees		88,591
Shareholder service fees		52,358
Fund shares redeemed		1,526,929
Variation margin on futures contracts		336,000
Accrued expenses	+	127,992

Total liabilities		29,750,214

Net Assets

Total assets		5,916,981,814
Total liabilities	−	29,750,214

Net assets		$5,887,231,600

Net Assets by Source
Capital received from investors		1,744,956,792
Net investment income not yet distributed		71,285,685
Net realized capital gains		203,097,013
Net unrealized capital appreciation		3,867,892,110

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$5,887,231,600		121,861,112		$48.31

28 See financial notes

 Schwab 1000 Index Fund

Statement of
Operations
For the period November 1, 2012 through October 31, 2013

Investment Income

Dividends received from affiliated issuer		$88,096
Dividends received from unaffiliated issuers (net of foreign withholding taxes of $78,874)		114,115,709
Interest		3,026
Securities on loan	+	706,606

Total investment income		114,913,437

Expenses

Investment adviser and administrator fees		12,027,118
Shareholder service fees		5,170,537
Portfolio accounting fees		154,799
Shareholder reports		150,494
Custodian fees		110,971
Transfer agent fees		101,668
Independent trustees’ fees		62,362
Professional fees		61,974
Registration fees		53,376
Interest expense		912
Other expenses	+	111,351

Total expenses		18,005,562
Expense reduction by CSIM and its affiliates	−	2,585,003
Custody credits	−	27

Net expenses	−	15,420,532

Net investment income		99,492,905

Realized and Unrealized Gains (Losses)

Net realized gains on unaffiliated investments		173,475,052
Net realized gains on futures contracts	+	5,336,419

Net realized gains		178,811,471
Net change in unrealized appreciation on affiliated issuer		3,329,279
Net change in unrealized appreciation on unaffiliated investments		1,020,334,566
Net change in unrealized appreciation on futures contracts	+	2,974,753

Net change in unrealized appreciation	+	1,026,638,598

Net realized and unrealized gains		1,205,450,069

Increase in net assets resulting from operations		$1,304,942,974

See financial notes 29

 Schwab 1000 Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/12-10/31/13			11/1/11-10/31/12
Net investment income		$99,492,905	$87,953,893
Net realized gains		178,811,471	196,881,889
Net change in unrealized appreciation	+	1,026,638,598	349,793,722

Increase in net assets from operations		1,304,942,974	634,629,504

Distributions to Shareholders

Distributions from net investment income		(96,597,152)	(86,671,033)
Distributions from net realized gains	+	(197,828,775)	(183,283,175)

Total distributions		($294,425,927)	($269,954,208)

Transactions in Fund Shares

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		9,372,908	$400,294,068	6,643,918	$254,453,021
Shares reinvested		6,695,843	255,781,218	6,777,525	235,112,352
Shares redeemed	+	(14,700,117)	(627,358,330)	(14,504,214)	(557,797,536)

Net transactions in fund shares		1,368,634	$28,716,956	(1,082,771)	($68,232,163)

Shares Outstanding and Net Assets

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		120,492,478	$4,847,997,597	121,575,249	$4,551,554,464
Total increase or decrease	+	1,368,634	1,039,234,003	(1,082,771)	296,443,133

End of period		121,861,112	$5,887,231,600	120,492,478	$4,847,997,597

Net investment income not yet distributed			$71,285,685		$69,309,270

30 See financial notes

Schwab Small-Cap Index Fund®

Financial Statements

Financial Highlights

	11/1/12–	11/1/11–	11/1/10–	11/1/09–	11/1/08–
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09[1]

Per-Share Data ($)

Net asset value at beginning of period	21.26	20.55	19.18	15.14	13.85

Income (loss) from investment operations:
Net investment income (loss)	0.42 [2]	0.33 [2]	0.25 [2]	0.22 [2]	0.18	[2]
Net realized and unrealized gains (losses)	6.94	1.89	1.37	3.97	1.40

Total from investment operations	7.36	2.22	1.62	4.19	1.58
Less distributions:
Distributions from net investment income	(0.50)	(0.35)	(0.20)	(0.15)	(0.29)
Distributions from net realized gains	(0.50)	(1.16)	(0.05)	—	—

Total distributions	(1.00)	(1.51)	(0.25)	(0.15)	(0.29)

Net asset value at end of period	27.62	21.26	20.55	19.18	15.14

Total return (%)	36.23	11.87	8.45	27.85	11.98

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.17	0.17	0.19	0.19	0.28	[3]
Gross operating expenses	0.20	0.21	0.19	0.20	0.33
Net investment income (loss)	1.76	1.63	1.18	1.23	1.41
Portfolio turnover rate	11	41 [4]	26	33	26
Net assets, end of period ($ x 1,000,000)	2,351	1,675	1,502	1,406	1,142

1 Effective August 21, 2009, the Investor Share class and the Select Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
2 Calculated based on the average shares outstanding during the period.
3 Effective May 5, 2009, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended ratio.
4 Portfolio turnover rate increase was mainly the result of trading activities in connection with the change in primary benchmark index effective December 14, 2011.

See financial notes 31

 Schwab Small-Cap Index Fund

Portfolio Holdings as of October 31, 2013

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

96.8%	Common Stock	1,537,930,364	2,275,773,764
0.0%	Rights	—	—
0.0%	Warrants	—	—
3.9%	Short-Term Investments	92,364,342	92,364,342

100.7%	Total Investments	1,630,294,706	2,368,138,106
3.9%	Collateral Invested for Securities on Loan	90,885,937	90,885,937
(4.6%)	Other Assets and Liabilities, Net		(107,670,879)

100.0%	Net Assets		2,351,353,164

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 96.8% of net assets

Automobiles & Components 1.0%
Tenneco, Inc. *	87,900	0.2	4,664,853
Other Securities		0.8	19,500,890

		1.0	24,165,743

Banks 8.5%
Firstmerit Corp.	240,515	0.2	5,401,967
Prosperity Bancshares, Inc.	87,900	0.2	5,489,355
Other Securities		8.1	188,181,433

		8.5	199,072,755

Capital Goods 8.9%
Acuity Brands, Inc.	61,700	0.3	6,201,467
Chart Industries, Inc. *	43,700	0.2	4,696,439
EnerSys, Inc.	69,178	0.2	4,589,960
HEICO Corp.	95,806	0.2	5,133,299
Teledyne Technologies, Inc. *	55,300	0.2	4,911,746
The Middleby Corp. *	27,052	0.3	6,158,388
Other Securities		7.5	177,382,448

		8.9	209,073,747

Commercial & Professional Supplies 3.4%
Other Securities		3.4	80,467,570

Consumer Durables & Apparel 2.9%
Brunswick Corp.	129,800	0.2	5,857,874
Fifth & Pacific Cos., Inc. *	171,400	0.2	4,540,386
Wolverine World Wide, Inc.	73,036	0.2	4,217,099
Other Securities		2.3	52,940,968

		2.9	67,556,327

Consumer Services 4.1%
Sotheby’s	98,300	0.2	5,101,770
Other Securities		3.9	90,620,126

		4.1	95,721,896

Diversified Financials 3.7%
Portfolio Recovery Associates, Inc. *	73,329	0.2	4,359,409
Prospect Capital Corp.	401,000	0.2	4,547,340
Other Securities		3.3	78,385,646

		3.7	87,292,395

Energy 5.8%
Kodiak Oil & Gas Corp. *	384,400	0.2	4,985,668
Rosetta Resources, Inc. *	88,300	0.2	5,292,702
Other Securities		5.4	125,252,532

		5.8	135,530,902

Food & Staples Retailing 1.4%
Rite Aid Corp. *	1,063,800	0.2	5,670,054
United Natural Foods, Inc. *	70,882	0.2	5,064,519
Other Securities		1.0	21,519,254

		1.4	32,253,827

Food, Beverage & Tobacco 1.9%
The Hain Celestial Group, Inc. *	55,931	0.2	4,655,137
Other Securities		1.7	40,047,384

		1.9	44,702,521

Health Care Equipment & Services 6.8%
Align Technology, Inc. *	104,700	0.3	5,974,182
athenahealth, Inc. *	52,700	0.3	7,035,977
Centene Corp. *	79,592	0.2	4,469,887
HealthSouth Corp.	124,300	0.2	4,364,173
Medidata Solutions, Inc. *	37,900	0.2	4,180,749
Team Health Holdings, Inc. *	97,900	0.2	4,252,776
WellCare Health Plans, Inc. *	62,600	0.2	4,174,168
West Pharmaceutical Services, Inc.	98,930	0.2	4,783,265
Other Securities		5.0	119,812,035

		6.8	159,047,212

Household & Personal Products 0.5%
Other Securities		0.5	12,934,656

32 See financial notes

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)

Insurance 2.3%
CNO Financial Group, Inc.	316,700	0.2	4,934,186
Other Securities		2.1	49,210,374

		2.3	54,144,560

Materials 4.7%
PolyOne Corp.	142,354	0.2	4,313,326
Other Securities		4.5	105,895,036

		4.7	110,208,362

Media 1.4%
Other Securities		1.4	32,204,564

Pharmaceuticals, Biotechnology & Life Sciences 5.4%
Alnylam Pharmaceuticals, Inc. *	84,800	0.2	4,885,328
Isis Pharmaceuticals, Inc. *	163,600	0.2	5,442,972
Questcor Pharmaceuticals, Inc.	74,000	0.2	4,541,380
Other Securities		4.8	112,694,045

		5.4	127,563,725

Real Estate 7.6%
Highwoods Properties, Inc.	131,100	0.2	5,060,460
LaSalle Hotel Properties	149,726	0.2	4,648,992
RLJ Lodging Trust	178,100	0.2	4,498,806
Other Securities		7.0	163,693,986

		7.6	177,902,244

Retailing 4.0%
Lumber Liquidators Holdings, Inc. *	39,600	0.2	4,521,924
Other Securities		3.8	89,203,479

		4.0	93,725,403

Semiconductors & Semiconductor Equipment 3.2%
Other Securities		3.2	75,848,894

Software & Services 9.1%
Aspen Technology, Inc. *	135,400	0.2	5,176,342
CommVault Systems, Inc. *	68,300	0.2	5,332,864
CoStar Group, Inc. *	41,075	0.3	7,269,864
MAXIMUS, Inc.	98,696	0.2	4,781,821
PTC, Inc. *	173,200	0.2	4,801,104
The Ultimate Software Group, Inc. *	39,800	0.3	6,148,304
Tyler Technologies, Inc. *	44,900	0.2	4,342,279
WEX, Inc. *	55,976	0.2	5,225,360
Other Securities		7.3	170,188,925

		9.1	213,266,863

Technology Hardware & Equipment 4.8%
Belden, Inc.	62,800	0.2	4,223,928
FEI Co.	59,700	0.2	5,318,076
Other Securities		4.4	104,293,019

		4.8	113,835,023

Telecommunication Services 0.7%
Other Securities		0.7	17,099,998

Transportation 1.7%
US Airways Group, Inc. *	276,500	0.3	6,074,705
Other Securities		1.4	35,393,655

		1.7	41,468,360

Utilities 3.0%
Other Securities		3.0	70,686,217

Total Common Stock
(Cost $1,537,930,364)			2,275,773,764

Rights 0.0% of net assets

Banks 0.0%
Other Securities		0.0	—

Consumer Services 0.0%
Other Securities		0.0	—

Total Rights
(Cost $—)			—

Warrants 0.0% of net assets

Energy 0.0%
Other Securities		0.0	—

Total Warrants
(Cost $—)			—

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investments 3.9% of net assets

Time Deposits 3.8%
Bank of Tokyo Mitsubishi
0.03%, 11/01/13	17,919,737	0.8	17,919,737
DNB
0.03%, 11/01/13	70,794,629	3.0	70,794,629

		3.8	88,714,366

U.S. Treasury Obligations 0.1%
Other Securities		0.1	3,649,976

Total Short-Term Investments
(Cost $92,364,342)			92,364,342

End of Investments.

See financial notes 33

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)

Collateral Invested for Securities on Loan 3.9% of net assets

Wells Fargo Advantage Government Money Market Fund, Institutional Class 0.01% (f)	90,885,937	3.9	90,885,937

Total Collateral Invested for Securities on Loan
(Cost $90,885,937)			90,885,937

End of Collateral Invested for Securities on Loan.

At 10/31/13 tax basis cost of the fund’s investments was $1,639,221,728 and the unrealized appreciation and depreciation were $829,827,183 and ($100,910,805), respectively, with a net unrealized appreciation of $728,916,378.

For the following notes, please refer to complete schedule of holdings.

*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(b)	Illiquid security. At the period end, the value of these amounted to $0 or 0.0% of net assets.
(c)	All or a portion of this security is on loan. Securities on loan were valued at $88,014,699.
(d)	All or a portion of this security is held as collateral for open futures contracts.
(e)	The rate shown is the purchase yield.
(f)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust

In addition to the above, the fund held the following at 10/31/13:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contract

Russell 2000 Index, mini, Long, expires 12/20/13	650	71,357,000	3,155,461

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$2,275,773,764	$—	$—	$2,275,773,764
Rights[1]	—	—	—	—
Warrants[1]	—	—	—	—
Short-Term Investments[1]	—	92,364,342	—	92,364,342

Total	$2,275,773,764	$92,364,342	$—	$2,368,138,106

Other Financial Instruments
Collateral Invested for Securities on Loan	$90,885,937	$—	$—	$90,885,937
Futures Contract[2]	3,155,461	—	—	3,155,461

[1]	As categorized in complete schedule of holdings.
[2]	Futures contracts are not included in Investments and are valued at unrealized appreciation or depreciation.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	October 31,	Gains	Appreciation	Gross	Gross	Transfers	Transfers	October 31,
Investments in Securities	2012	(Losses)	(Depreciation)	Purchases	Sales	in	out	2013

Common Stock	$319,479	$—	($202,848)	$—	$—	$—	($116,631)	$—

Total	$319,479	$—	($202,848)	$—	$—	$—	($116,631)	$—

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were transfers out of Level 3 to Level 1 due to the result of fair valued securities for which no quoted value was available. There were no transfers between Level 1 and Level 2 for the period ended October 31, 2013.

34 See financial notes

 Schwab Small-Cap Index Fund

Statement of
Assets and Liabilities
As of October 31, 2013

Assets

Investments, at value (cost $1,630,294,706) including securities on loan of $88,014,699		$2,368,138,106
Collateral invested for securities on loan		90,885,937
Receivables:
Investments sold		4,668,014
Fund shares sold		4,509,414
Dividends		825,453
Income from securities on loan		329,658
Interest		76
Prepaid expenses	+	41,422

Total assets		2,469,398,080

Liabilities

Collateral held for securities on loan		90,885,937
Payables:
Investments bought		25,458,179
Investment adviser and administrator fees		23,770
Shareholder service fees		4,486
Fund shares redeemed		914,594
Variation margin on futures contracts		575,898
Accrued expenses	+	182,052

Total liabilities		118,044,916

Net Assets

Total assets		2,469,398,080
Total liabilities	−	118,044,916

Net assets		$2,351,353,164

Net Assets by Source
Capital received from investors		1,493,142,111
Net investment income not yet distributed		17,941,421
Net realized capital gains		99,270,762
Net unrealized capital appreciation		740,998,870

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$2,351,353,164		85,145,641		$27.62

See financial notes 35

 Schwab Small-Cap Index Fund

Statement of
Operations
For the period November 1, 2012 through October 31, 2013

Investment Income

Dividends (net of foreign withholding taxes of $27,399)		$33,851,540
Interest		23,952
Securities on loan	+	4,549,702

Total investment income		38,425,194

Expenses

Investment adviser and administrator fees		2,986,400
Shareholder service fees		389,698
Index fee		233,494
Portfolio accounting fees		98,326
Registration fees		68,084
Transfer agent fees		65,161
Shareholder reports		64,179
Custodian fees		56,235
Professional fees		37,854
Independent trustees’ fees		20,219
Other expenses	+	39,644

Total expenses		4,059,294
Expense reduction by CSIM and its affiliates	−	674,708

Net expenses	−	3,384,586

Net investment income		35,040,608

Realized and Unrealized Gains (Losses)

Net realized gains on investments		91,184,165
Net realized gains on futures contracts		12,341,806
Net realized losses on foreign currency transactions	+	(406)

Net realized gains		103,525,565
Net change in unrealized appreciation on investments		470,396,765
Net change in unrealized appreciation on futures contracts		4,505,583
Net change in unrealized depreciation on foreign currency translations	+	(13)

Net change in unrealized appreciation	+	474,902,335

Net realized and unrealized gains		578,427,900

Increase in net assets resulting from operations		$613,468,508

36 See financial notes

 Schwab Small-Cap Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/12-10/31/13			11/1/11-10/31/12
Net investment income		$35,040,608	$25,899,729
Net realized gains		103,525,565	42,756,059
Net change in unrealized appreciation	+	474,902,335	105,693,799

Increase in net assets from operations		613,468,508	174,349,587

Distributions to Shareholders

Distributions from net investment income		(39,112,389)	(25,652,389)
Distributions from net realized gains	+	(39,238,431)	(84,544,390)

Total distributions		($78,350,820)	($110,196,779)

Transactions in Fund Shares

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		17,519,506	$419,420,964	13,103,409	$271,438,282
Shares reinvested		3,540,194	72,432,373	5,456,861	101,552,188
Shares redeemed	+	(14,685,439)	(350,359,363)	(12,880,545)	(264,077,786)

Net transactions in fund shares		6,374,261	$141,493,974	5,679,725	$108,912,684

Shares Outstanding and Net Assets

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		78,771,380	$1,674,741,502	73,091,655	$1,501,676,010
Total increase	+	6,374,261	676,611,662	5,679,725	173,065,492

End of period		85,145,641	$2,351,353,164	78,771,380	$1,674,741,502

Net investment income not yet distributed			$17,941,421		$21,861,474

See financial notes 37

Schwab Total Stock Market Index Fund®

Financial Statements

Financial Highlights

	11/1/12–	11/1/11–	11/1/10–	11/1/09–	11/1/08–
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09[1]

Per-Share Data ($)

Net asset value at beginning of period	25.80	22.92	21.57	18.50	17.08

Income (loss) from investment operations:
Net investment income (loss)	0.57	0.47	0.41	0.37	0.24
Net realized and unrealized gains (losses)	6.70	2.83	1.33	3.02	1.55

Total from investment operations	7.27	3.30	1.74	3.39	1.79
Less distributions:
Distributions from net investment income	(0.54)	(0.42)	(0.39)	(0.32)	(0.37)

Net asset value at end of period	32.53	25.80	22.92	21.57	18.50

Total return (%)	28.76	14.71	8.14	18.53	10.92

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.09	0.09	0.09	0.09	0.21 [2]
Gross operating expenses	0.10	0.10	0.11	0.11	0.28
Net investment income (loss)	2.02	2.02	1.79	1.85	2.02
Portfolio turnover rate	2	3	1	3	5
Net assets, end of period ($ x 1,000,000)	3,183	2,240	1,747	1,470	1,205

1 Effective September 18, 2009, the Investor Share class and the Select Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
2 Effective May 5, 2009, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended ratio.

38 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings as of October 31, 2013

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

96.9%	Common Stock	1,956,313,008	3,083,859,605
0.0%	Warrants	2	5
2.9%	Short-Term Investments	92,110,148	92,110,148

99.8%	Total Investments	2,048,423,158	3,175,969,758
0.6%	Collateral Invested for Securities on Loan	19,098,378	19,098,378
(0.4%)	Other Assets and Liabilities, Net		(11,681,245)

100.0%	Net Assets		3,183,386,891

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 96.9% of net assets

Automobiles & Components 1.2%
Other Securities		1.2	39,441,928

Banks 3.3%
Wells Fargo & Co.	761,906	1.0	32,525,767
Other Securities		2.3	73,424,105

		3.3	105,949,872

Capital Goods 8.1%
3M Co.	102,400	0.4	12,887,040
General Electric Co.	1,614,166	1.3	42,194,299
The Boeing Co.	109,400	0.4	14,276,700
United Technologies Corp.	133,068	0.4	14,138,475
Other Securities		5.6	175,237,212

		8.1	258,733,726

Commercial & Professional Supplies 1.1%
Other Securities		1.1	33,645,546

Consumer Durables & Apparel 1.6%
Other Securities		1.6	50,381,381

Consumer Services 2.2%
McDonald’s Corp.	157,909	0.5	15,241,377
Other Securities		1.7	53,844,290

		2.2	69,085,667

Diversified Financials 6.8%
American Express Co.	149,250	0.4	12,208,650
Bank of America Corp.	1,694,056	0.7	23,649,022
Berkshire Hathaway, Inc., Class B *	284,774	1.0	32,771,792
Citigroup, Inc.	479,528	0.7	23,391,376
JPMorgan Chase & Co.	593,544	1.0	30,591,258
The Charles Schwab Corp. (a)	182,326	0.1	4,129,684
Other Securities		2.9	91,312,126

		6.8	218,053,908

Energy 9.4%
Chevron Corp.	304,639	1.1	36,544,494
ConocoPhillips	192,823	0.4	14,133,926
Exxon Mobil Corp.	694,134	2.0	62,208,289
Occidental Petroleum Corp.	127,020	0.4	12,204,082
Schlumberger Ltd.	208,760	0.6	19,564,987
Other Securities		4.9	153,552,113

		9.4	298,207,891

Food & Staples Retailing 2.0%
CVS Caremark Corp.	195,090	0.4	12,146,304
Wal-Mart Stores, Inc.	257,300	0.6	19,747,775
Other Securities		1.0	31,779,218

		2.0	63,673,297

Food, Beverage & Tobacco 4.6%
Altria Group, Inc.	316,500	0.4	11,783,295
PepsiCo, Inc.	243,158	0.6	20,447,156
Philip Morris International, Inc.	255,300	0.7	22,752,336
The Coca-Cola Co.	601,200	0.7	23,789,484
Other Securities		2.2	68,143,212

		4.6	146,915,483

Health Care Equipment & Services 4.3%
Other Securities		4.3	136,040,994

Household & Personal Products 2.0%
The Procter & Gamble Co.	431,915	1.1	34,877,136
Other Securities		0.9	27,633,148

		2.0	62,510,284

Insurance 3.2%
American International Group, Inc.	232,796	0.4	12,023,913
Other Securities		2.8	89,030,373

		3.2	101,054,286

Materials 3.7%
Other Securities		3.7	118,685,864

See financial notes 39

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)

Media 3.5%
Comcast Corp., Class A	411,104	0.6	19,560,328
The Walt Disney Co.	261,993	0.6	17,970,100
Other Securities		2.3	73,510,136

		3.5	111,040,564

Pharmaceuticals, Biotechnology & Life Sciences 7.8%
AbbVie, Inc.	250,005	0.4	12,112,742
Amgen, Inc.	118,768	0.4	13,777,088
Bristol-Myers Squibb Co.	259,650	0.4	13,636,818
Gilead Sciences, Inc. *	241,380	0.5	17,135,566
Johnson & Johnson	444,370	1.3	41,153,106
Merck & Co., Inc.	464,470	0.7	20,942,952
Pfizer, Inc.	1,041,701	1.0	31,959,387
Other Securities		3.1	97,283,687

		7.8	248,001,346

Real Estate 3.4%
Other Securities		3.4	107,888,447

Retailing 4.4%
Amazon.com, Inc. *	58,400	0.7	21,259,352
The Home Depot, Inc.	228,070	0.6	17,764,372
Other Securities		3.1	102,462,819

		4.4	141,486,543

Semiconductors & Semiconductor Equipment 2.1%
Intel Corp.	785,632	0.6	19,192,990
Other Securities		1.5	47,224,775

		2.1	66,417,765

Software & Services 9.4%
Facebook, Inc., Class A *	257,300	0.4	12,931,898
Google, Inc., Class A *	44,065	1.4	45,412,508
International Business Machines Corp.	162,710	0.9	29,159,259
MasterCard, Inc., Class A	16,300	0.4	11,688,730
Microsoft Corp.	1,195,350	1.3	42,255,622
Oracle Corp.	562,249	0.6	18,835,342
Visa, Inc., Class A	81,400	0.5	16,008,938
Other Securities		3.9	122,532,418

		9.4	298,824,715

Technology Hardware & Equipment 5.6%
Apple, Inc.	143,300	2.4	74,852,755
Cisco Systems, Inc.	845,409	0.6	19,021,702
QUALCOMM, Inc.	269,700	0.6	18,736,059
Other Securities		2.0	67,405,334

		5.6	180,015,850

Telecommunication Services 2.2%
AT&T, Inc.	839,856	1.0	30,402,787
Verizon Communications, Inc.	451,272	0.7	22,793,749
Other Securities		0.5	15,593,531

		2.2	68,790,067

Transportation 1.9%
Other Securities		1.9	61,471,238

Utilities 3.1%
Other Securities		3.1	97,542,943

Total Common Stock
(Cost $1,956,313,008)			3,083,859,605

Warrants 0.0% of net assets

Energy 0.0%
Other Securities		0.0	—

Real Estate 0.0%
Other Securities		0.0	5

Total Warrants
(Cost $2)			5

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investments 2.9% of net assets

Time Deposits 2.8%
Australia & New Zealand Banking Group Ltd.
0.03%, 11/01/13	73,797,969	2.3	73,797,969
JPMorgan Chase
0.03%, 11/01/13	13,812,209	0.5	13,812,209

		2.8	87,610,178

U.S. Treasury Obligation 0.1%
Other Securities		0.1	4,499,970

Total Short-Term Investments
(Cost $92,110,148)			92,110,148

End of Investments.

	Number	% of Net	Value
Security	of Shares	Assets	($)

Collateral Invested for Securities on Loan 0.6% of net assets

Wells Fargo Advantage Government Money Market Fund, Institutional Class 0.01% (f)	19,098,378	0.6	19,098,378

Total Collateral Invested for Securities on Loan
(Cost $19,098,378)			19,098,378

End of Collateral Invested for Securities on Loan.

At 10/31/13 tax basis cost of the fund’s investments was $2,061,401,063 and the unrealized appreciation and

40 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

depreciation were $1,194,577,512 and ($80,008,817), respectively, with a net unrealized appreciation of $1,114,568,695.

For the following notes, please refer to complete schedule of holdings.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.
(b)	Illiquid security. At the period end, the value of these amounted to $0 or 0.0% of net assets.
(c)	All or a portion of this security is on loan. Securities on loan were valued at $18,479,281.
(d)	All or a portion of this security is held as collateral for open futures contracts.
(e)	The rate shown is the purchase yield.
(f)	The rate shown is the 7-day yield.
(g)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

REIT —	Real Estate Investment Trust

In addition to the above, the fund held the following at 10/31/13:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contracts

Russell 2000 Index, mini, Long, expires 12/20/13	120	13,173,600	326,181
S&P 500 Index, e-mini, Long, expires 12/20/13	900	78,795,000	2,282,356

Net Unrealized Appreciation			2,608,537

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$3,083,859,605	$—	$—	$3,083,859,605
Warrants[1]	5	—	—	5
Short-Term Investments[1]	—	92,110,148	—	92,110,148

Total	$3,083,859,610	$92,110,148	$—	$3,175,969,758

Other Financial Instruments
Collateral Invested for Securities on Loan	$19,098,378	$—	$—	$19,098,378
Futures Contracts[2]	2,608,537	—	—	2,608,537

[1]	As categorized in complete schedule of holdings.
[2]	Futures contracts are not included in Investments and are valued at unrealized appreciation or depreciation.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	October 31,	Gains	Appreciation	Gross	Gross	Transfers	Transfers	October 31,
Investments in Securities	2012	(Losses)	(Depreciation)	Purchases	Sales	in	out	2013

Common Stock	$86,391	$966	($30,585)	$—	($35,387)	$—	($21,385)	$—

Total	$86,391	$966	($30,585)	$—	($35,387)	$—	($21,385)	$—

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were transfers out of Level 3 to Level 1 due to the result of fair valued securities for which no quoted value was available. There were no transfers between Level 1 and Level 2 for the period ended October 31, 2013.

See financial notes 41

 Schwab Total Stock Market Index Fund

Statement of
Assets and Liabilities
As of October 31, 2013

Assets

Investments in affiliated issuers, at value (cost $3,384,988)		$4,129,684
Investments in unaffiliated issuers, at value (cost $2,045,038,170) including securities on loan of $18,479,281	+	3,171,840,074

Total investments, at value (cost $2,048,423,158)		3,175,969,758
Collateral invested for securities on loan		19,098,378
Receivables:
Investments sold		281,805
Fund shares sold		5,881,701
Dividends		2,695,563
Income from securities on loan		52,472
Foreign tax reclaims		3,941
Interest		73
Prepaid expenses	+	49,727

Total assets		3,204,033,418

Liabilities

Collateral held for securities on loan		19,098,378
Payables:
Investment adviser and administrator fees		13,141
Shareholder service fees		5,991
Independent trustees’ fees		17
Fund shares redeemed		860,152
Variation margin on futures contracts		535,200
Accrued expenses	+	133,648

Total liabilities		20,646,527

Net Assets

Total assets		3,204,033,418
Total liabilities	−	20,646,527

Net assets		$3,183,386,891

Net Assets by Source
Capital received from investors		2,015,866,264
Net investment income not yet distributed		39,398,594
Net realized capital losses		(2,033,104)
Net unrealized capital appreciation		1,130,155,137

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$3,183,386,891		97,859,650		$32.53

42 See financial notes

 Schwab Total Stock Market Index Fund

Statement of
Operations
For the period November 1, 2012 through October 31, 2013

Investment Income

Dividends received from affiliated issuer		$39,648
Dividends received from unaffiliated issuers (net of foreign withholding taxes of $33,947)		55,849,485
Interest		18,013
Securities on loan	+	710,402

Total investment income		56,617,548

Expenses

Investment adviser and administrator fees		1,612,613
Shareholder service fees		518,724
Registration fees		125,606
Portfolio accounting fees		119,529
Transfer agent fees		92,513
Shareholder reports		86,121
Custodian fees		70,249
Professional fees		51,003
Independent trustees’ fees		24,929
Other expenses	+	50,911

Total expenses		2,752,198
Expense reduction by CSIM and its affiliates	−	333,278

Net expenses	−	2,418,920

Net investment income		54,198,628

Realized and Unrealized Gains (Losses)

Net realized gains on unaffiliated investments		7,036,591
Net realized gains on futures contracts	+	11,193,876

Net realized gains		18,230,467
Net change in unrealized appreciation on affiliated issuer		1,508,990
Net change in unrealized appreciation on unaffiliated investments		601,979,878
Net change in unrealized appreciation on futures contracts	+	3,110,518

Net change in unrealized appreciation	+	606,599,386

Net realized and unrealized gains		624,829,853

Increase in net assets resulting from operations		$679,028,481

See financial notes 43

 Schwab Total Stock Market Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/12-10/31/13			11/1/11-10/31/12
Net investment income		$54,198,628	$39,674,206
Net realized gains		18,230,467	12,059,250
Net change in unrealized appreciation	+	606,599,386	211,001,775

Increase in net assets from operations		679,028,481	262,735,231

Distributions to Shareholders

Distributions from net investment income		($47,503,974)	($32,188,219)

Transactions in Fund Shares

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		26,862,706	$768,188,272	21,918,622	$541,100,465
Shares reinvested		1,519,219	38,800,859	1,240,438	27,500,498
Shares redeemed	+	(17,343,333)	(494,804,875)	(12,563,348)	(306,292,186)

Net transactions in fund shares		11,038,592	$312,184,256	10,595,712	$262,308,777

Shares Outstanding and Net Assets

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		86,821,058	$2,239,678,128	76,225,346	$1,746,822,339
Total increase	+	11,038,592	943,708,763	10,595,712	492,855,789

End of period		97,859,650	$3,183,386,891	86,821,058	$2,239,678,128

Net investment income not yet distributed			$39,398,594		$32,773,528

44 See financial notes

Schwab International Index Fund®

Financial Statements

Financial Highlights

	11/1/12–	11/1/11–	11/1/10–	11/1/09–	11/1/08–
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09[1]

Per-Share Data ($)

Net asset value at beginning of period	16.32	16.02	17.31	16.26	13.95

Income (loss) from investment operations:
Net investment income (loss)	0.49	0.57	0.57	0.48	0.37
Net realized and unrealized gains (losses)	3.69	0.33	(1.38)	1.01	2.58

Total from investment operations	4.18	0.90	(0.81)	1.49	2.95
Less distributions:
Distributions from net investment income	(0.58)	(0.60)	(0.48)	(0.44)	(0.64)

Net asset value at end of period	19.92	16.32	16.02	17.31	16.26

Total return (%)	26.40	6.07	(4.83)	9.31	22.55

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.19	0.19	0.19	0.19	0.32 [2]
Gross operating expenses	0.23	0.23	0.21	0.22	0.41
Net investment income (loss)	2.88	3.66	3.26	2.88	2.92
Portfolio turnover rate	5	31 [3]	10	13	21
Net assets, end of period ($ x 1,000,000)	2,205	1,415	1,375	1,471	1,369

1 Effective August 21, 2009, the Investor Share class and the Select Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
2 Effective May 5, 2009, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended ratio.
3 Portfolio turnover rate increase was mainly the result of trading activities in connection with the change in primary benchmark index effective December 20, 2011.

See financial notes 45

 Schwab International Index Fund

Portfolio Holdings as of October 31, 2013

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

96.0%	Common Stock	1,549,007,351	2,115,822,955
0.6%	Preferred Stock	8,346,686	13,040,219
0.0%	Rights	371,648	389,200
0.4%	Other Investment Company	8,089,400	9,223,200
2.6%	Short-Term Investments	58,322,640	58,322,640

99.6%	Total Investments	1,624,137,725	2,196,798,214
0.2%	Collateral Invested for Securities on Loan	4,637,410	4,637,410
0.2%	Other Assets and Liabilities, Net		3,227,192

100.0%	Net Assets		2,204,662,816

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 96.0% of net assets

Australia 7.9%
Australia & New Zealand Banking Group Ltd.	451,524	0.7	14,448,926
BHP Billiton Ltd.	528,494	0.8	18,684,048
Commonwealth Bank of Australia	265,248	0.9	19,098,522
National Australia Bank Ltd.	385,557	0.6	12,885,639
Westpac Banking Corp.	510,729	0.8	16,581,912
Other Securities		4.1	91,672,290

		7.9	173,371,337

Austria 0.3%
Other Securities		0.3	6,141,982

Belgium 1.1%
Anheuser-Busch InBev N.V.	132,225	0.6	13,706,920
Other Securities		0.5	11,376,653

		1.1	25,083,573

Denmark 1.1%
Novo Nordisk A/S, Class B	65,535	0.5	10,915,023
Other Securities		0.6	12,578,430

		1.1	23,493,453

Finland 0.9%
Other Securities		0.9	19,327,424

France 9.5%
BNP Paribas S.A.	163,535	0.5	12,064,490
Sanofi	196,090	0.9	20,907,729
Total S.A.	351,989	1.0	21,595,558
Other Securities		7.1	155,405,281

		9.5	209,973,058

Germany 8.0%
Allianz SE - Reg’d	75,028	0.6	12,597,375
BASF SE	151,139	0.7	15,690,419
Bayer AG - Reg’d	136,077	0.8	16,880,654
Daimler AG - Reg’d	158,297	0.6	12,960,531
SAP AG	151,616	0.5	11,864,274
Siemens AG - Reg’d	130,474	0.8	16,673,552
Other Securities		4.0	89,764,445

		8.0	176,431,250

Greece 0.1%
Other Securities		0.1	964,277

Hong Kong 2.8%
AIA Group Ltd.	1,981,800	0.5	10,063,243
Other Securities		2.3	52,077,190

		2.8	62,140,433

Ireland 0.3%
Other Securities		0.3	7,348,091

Israel 0.4%
Other Securities		0.4	9,173,622

Italy 2.2%
Eni S.p.A.	418,612	0.5	10,627,271
Other Securities		1.7	38,389,754

		2.2	49,017,025

Japan 20.3%
Honda Motor Co., Ltd.	268,239	0.5	10,711,556
Mitsubishi UFJ Financial Group, Inc.	2,096,809	0.6	13,353,032
Softbank Corp.	158,100	0.5	11,806,728
Sumitomo Mitsui Financial Group, Inc.	209,446	0.5	10,123,755
Toyota Motor Corp.	453,903	1.3	29,430,241
Other Securities		16.9	371,565,511

		20.3	446,990,823

Netherlands 2.6%
Unilever N.V. CVA	268,056	0.5	10,627,195

46 See financial notes

 Schwab International Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)
Other Securities		2.1	46,461,814

		2.6	57,089,009

New Zealand 0.1%
Other Securities		0.1	2,616,879

Norway 0.8%
Other Securities		0.8	17,744,068

Portugal 0.2%
Other Securities		0.2	3,799,006

Singapore 1.5%
Other Securities		1.5	32,952,279

Spain 3.2%
Banco Bilbao Vizcaya Argentaria S.A.	921,450	0.5	10,768,908
Banco Santander S.A.	1,833,518	0.7	16,254,618
Telefonica S.A. *	673,997	0.5	11,861,882
Other Securities		1.5	32,351,631

		3.2	71,237,039

Sweden 3.0%
Other Securities		3.0	66,967,763

Switzerland 8.7%
Nestle S.A. - Reg’d	530,651	1.7	38,304,464
Novartis AG - Reg’d	378,516	1.3	29,381,384
Roche Holding AG	115,609	1.5	31,969,980
UBS AG - Reg’d *	599,812	0.5	11,601,001
Other Securities		3.7	80,566,867

		8.7	191,823,696

United Kingdom 21.0%
AstraZeneca plc	206,035	0.5	10,907,519
Barclays plc (b)	2,513,976	0.5	10,577,451
BG Group plc	560,092	0.5	11,425,689
BHP Billiton plc	347,548	0.5	10,724,799
BP plc	3,124,521	1.1	24,254,414
British American Tobacco plc	315,648	0.8	17,415,007
Diageo plc	413,071	0.6	13,167,648
GlaxoSmithKline plc	810,567	1.0	21,368,454
Glencore Xstrata plc *	1,746,029	0.4	9,502,270
HSBC Holdings plc	3,065,004	1.5	33,596,547
Lloyds Banking Group plc *	7,606,845	0.4	9,408,119
Rio Tinto plc	209,172	0.5	10,584,135
Royal Dutch Shell plc, A Shares	624,969	0.9	20,814,470
Royal Dutch Shell plc, B Shares	421,118	0.7	14,579,107
Standard Chartered plc	398,338	0.4	9,564,089
Vodafone Group plc	8,009,957	1.3	29,338,526
Other Securities		9.4	204,908,624

		21.0	462,136,868

Total Common Stock
(Cost $1,549,007,351)			2,115,822,955

Preferred Stock 0.6% of net assets

Germany 0.6%
Other Securities		0.6	12,998,305

United Kingdom 0.0%
Other Securities		0.0	41,914

Total Preferred Stock
(Cost $8,346,686)			13,040,219

Rights 0.0% of net assets

Hong Kong 0.0%
Other Securities		0.0	—

Spain 0.0%
Other Securities		0.0	389,200

Total Rights
(Cost $371,648)			389,200

Other Investment Company 0.4% of net assets

United States 0.4%
iShares MSCI EAFE ETF	140,000	0.4	9,223,200

Total Other Investment Company
(Cost $8,089,400)			9,223,200

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investments 2.6% of net assets

Time Deposits 2.4%
Australia & New Zealand Banking Group Ltd.
0.03%, 11/01/13	10,413,037	0.5	10,413,037
DNB
0.03%, 11/01/13	41,779,649	1.9	41,779,649
Other Securities		0.0	229,990

		2.4	52,422,676

U.S. Treasury Obligation 0.2%
Other Securities		0.2	5,899,964

Total Short-Term Investments
(Cost $58,322,640)			58,322,640

End of Investments.

See financial notes 47

 Schwab International Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)

Collateral Invested for Securities on Loan 0.2% of net assets

Wells Fargo Advantage Government Money Market Fund, Institutional Class 0.01% (f)	4,637,410	0.2	4,637,410

Total Collateral Invested for Securities on Loan
(Cost $4,637,410)			4,637,410

End of Collateral Invested for Securities on Loan.

At 10/31/13, the tax basis cost of the fund’s investments was $1,648,601,656 and the unrealized appreciation and depreciation were $645,861,051 and ($97,664,493), respectively, with a net unrealized appreciation of $548,196,558.

At 10/31/13, the values of certain foreign securities held by the fund aggregating $2,108,330,382 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2)

For the following notes, please refer to complete schedule of holdings.

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $3,176,224.
(b)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(c)	Illiquid security. At the period end, the value of these amounted to $0 or 0.0% of net assets.
(d)	All or a portion of this security is held as collateral for open futures contracts.
(e)	The rate shown is the purchase yield.
(f)	The rate shown is the 7-day yield.

ADR —	American Depositary Receipt
CDI —	CHESS Depositary Interest
CVA —	Dutch Certificate
ETF —	Exchange traded fund
Reg’d —	Registered
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)
SDR —	Swedish Depositary Receipt

In addition to the above, the fund held the following at 10/31/13:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contract

MSCI EAFE, e-mini, Long, expires 12/20/13	600	56,259,000	2,417,836

48 See financial notes

 Schwab International Index Fund

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$—	$315,314,569	$—	$315,314,569
Belgium	516,861	24,566,712	—	25,083,573
Denmark	1,071,322	22,422,131	—	23,493,453
France	5,441,056	204,532,002	—	209,973,058
Germany	1,474,663	174,956,587	—	176,431,250
Hong Kong	241,971	61,898,462	—	62,140,433
Ireland	1,624,714	5,723,377	—	7,348,091
Italy	1,801,868	47,215,157	—	49,017,025
Japan	1,349,200	445,641,623	—	446,990,823
Netherlands	2,188,521	54,900,488	—	57,089,009
Norway	910,139	16,833,929	—	17,744,068
Spain	790,300	70,446,739	—	71,237,039
Switzerland	2,646,169	189,177,527	—	191,823,696
United Kingdom	434,094	461,702,774	—	462,136,868
Preferred Stock[1]	—	12,998,305	—	12,998,305
United Kingdom	—	—	41,914	41,914
Rights[1]	—	—	389,200	389,200
Other Investment Company[1]	9,223,200	—	—	9,223,200
Short-Term Investments[1]	—	58,322,640	—	58,322,640

Total	$29,714,078	$2,166,653,022	$431,114	$2,196,798,214

Other Financial Instruments
Collateral Invested for Securities on Loan	$4,637,410	$—	$—	$4,637,410
Futures Contract[2]	2,417,836	—	—	2,417,836

[1]	As categorized in complete schedule of holdings.
[2]	Futures contracts are not included in Investments and are valued at unrealized appreciation or depreciation.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	October 31,	Gains	Appreciation	Gross	Gross	Transfers	Transfers	October 31,
Investments in Securities	2012	(Losses)	(Depreciation)	Purchases	Sales	in	out	2013

Preferred Stock
United Kingdom	$30,829	$282	($710)	$42,263	($30,750)	$—	$—	$41,914
Rights
Spain	—	—	17,551	371,651	(2)	—	—	389,200

Total	$30,829	$282	$16,841	$413,914	($30,752)	$—	$—	$431,114

All net realized and change in unrealized gains (losses) in the table above are reflected on the accompanying Statement of Operations. The change in net unrealized appreciation (depreciation) for Level 3 investments held by the fund at October 31, 2013 was $17,202.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers in the amount of $2,269,842 and $7,978,350 from Level 1 to Level 2 and from Level 2 to Level 1, respectively, for the period ended October 31, 2013. The transfers between Level 1 and Level 2 were primarily due to the use of international fair valuation by the fund. There were no transfers in or out of Level 3 securities during the period.

See financial notes 49

 Schwab International Index Fund

Statement of
Assets and Liabilities
As of October 31, 2013

Assets

Investments, at value (cost $1,624,137,725) including securities on loan of $3,176,224		$2,196,798,214
Collateral invested for securities on loan		4,637,410
Receivables:
Fund shares sold		5,306,530
Dividends		3,970,072
Foreign tax reclaims		1,603,737
Income from securities on loan		36,877
Interest		44
Prepaid expenses	+	39,198

Total assets		2,212,392,082

Liabilities

Collateral held for securities on loan		4,637,410
Payables:
Investments bought		41,914
Investment adviser and administrator fees		20,763
Shareholder service fees		3,853
Independent trustees’ fees		5
Fund shares redeemed		2,418,287
Variation margin on futures contracts		246,000
Due to custodian		142,654
Accrued expenses	+	218,380

Total liabilities		7,729,266

Net Assets

Total assets		2,212,392,082
Total liabilities	−	7,729,266

Net assets		$2,204,662,816

Net Assets by Source
Capital received from investors		1,622,772,444
Net investment income not yet distributed		35,386,171
Net realized capital losses		(28,636,526)
Net unrealized capital appreciation		575,140,727

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$2,204,662,816		110,660,018		$19.92

50 See financial notes

 Schwab International Index Fund

Statement of
Operations
For the period November 1, 2012 through October 31, 2013

Investment Income

Dividends (net of foreign withholding taxes of $3,674,497)		$52,911,420
Interest		18,105
Securities on loan	+	912,186

Total investment income		53,841,711

Expenses

Investment adviser and administrator fees		2,626,727
Shareholder service fees		343,226
Custodian fees		317,110
Index fee		243,648
Registration fees		116,663
Portfolio accounting fees		107,746
Transfer agent fees		68,132
Shareholder reports		57,284
Professional fees		42,883
Independent trustees’ fees		18,484
Interest expense		183
Other expenses	+	52,520

Total expenses		3,994,606
Expense reduction by CSIM and its affiliates	−	667,236

Net expenses	−	3,327,370

Net investment income		50,514,341

Realized and Unrealized Gains (Losses)

Net realized gains on investments		1,243,684
Net realized gains on futures contracts		5,794,059
Net realized losses on foreign currency transactions	+	(236,734)

Net realized gains		6,801,009
Net change in unrealized appreciation on investments		352,781,829
Net change in unrealized appreciation on futures contracts		2,417,836
Net change in unrealized appreciation on foreign currency translations	+	142,812

Net change in unrealized appreciation	+	355,342,477

Net realized and unrealized gains		362,143,486

Increase in net assets resulting from operations		$412,657,827

See financial notes 51

 Schwab International Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/12-10/31/13			11/1/11-10/31/12
Net investment income		$50,514,341	$49,562,359
Net realized gains		6,801,009	54,688,994
Net change in unrealized appreciation (depreciation)	+	355,342,477	(22,069,338)

Increase in net assets from operations		412,657,827	82,182,015

Distributions to Shareholders

Distributions from net investment income		($50,551,708)	($51,830,156)

Transactions in Fund Shares

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		36,208,819	$648,488,445	14,938,008	$230,299,984
Shares reinvested		2,784,477	45,581,882	3,211,483	47,080,346
Shares redeemed	+	(15,012,168)	(266,487,088)	(17,316,607)	(267,897,568)

Net transactions in fund shares		23,981,128	$427,583,239	832,884	$9,482,762

Shares Outstanding and Net Assets

		11/1/12-10/31/13		11/1/11-10/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		86,678,890	$1,414,973,458	85,846,006	$1,375,138,837
Total increase	+	23,981,128	789,689,358	832,884	39,834,621

End of period		110,660,018	$2,204,662,816	86,678,890	$1,414,973,458

Net investment income not yet distributed			$35,386,171		$35,644,277

52 See financial notes

 Schwab Equity Index Funds

Financial Notes

1. Business Structure of the Funds:

Each of the funds in this report is a series of Schwab Capital Trust, except Schwab 1000 Index Fund, which is a series of Schwab Investments. Both Schwab Capital Trust and Schwab Investments (the “trusts”) are no-load, open-end management investment companies. Each trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trusts as of the end of the period, including the funds discussed in this report, which are highlighted:

Schwab Capital Trust (organized May 7, 1993)	Schwab Target 2035 Fund
Schwab S&P 500 Index Fund	Schwab Target 2040 Fund
Schwab Small-Cap Index Fund	Schwab Target 2045 Fund
Schwab Total Stock Market Index Fund	Schwab Target 2050 Fund
Schwab International Index Fund	Schwab Target 2055 Fund
Schwab MarketTrack All Equity Portfolio	Schwab Fundamental US Large Company Index Fund
Schwab MarketTrack Growth Portfolio	Schwab Fundamental US Small Company Index Fund
Schwab MarketTrack Balanced Portfolio	Schwab Fundamental International Large Company Index Fund
Schwab MarketTrack Conservative Portfolio	Schwab Fundamental International Small Company Index Fund
Laudus Small-Cap MarketMasters Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Laudus International MarketMasters Fund	Schwab Monthly Income Fund – Moderate Payout
Schwab Balanced Fund	Schwab Monthly Income Fund – Enhanced Payout
Schwab Core Equity Fund	Schwab Monthly Income Fund – Maximum Payout
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund	Schwab Investments (organized October 26, 1990)
Schwab Small-Cap Equity Fund	Schwab 1000 Index Fund
Schwab Hedged Equity Fund	Schwab Short-Term Bond Market Fund
Schwab Financial Services Fund	Schwab Intermediate-Term Bond Fund
Schwab Health Care Fund	(formerly Schwab Premier Income Fund)
Schwab International Core Equity Fund	Schwab Total Bond Market Fund
Schwab Target 2010 Fund	Schwab GNMA Fund
Schwab Target 2015 Fund	Schwab Treasury Inflation Protected Securities Index Fund
Schwab Target 2020 Fund	Schwab Tax-Free Bond Fund
Schwab Target 2025 Fund	Schwab California Tax-Free Bond Fund
Schwab Target 2030 Fund	Schwab Global Real Estate Fund

Each fund in this report offers one share class. Shares are bought and sold (subject to a redemption fee, see financial note 9) at closing net asset value per share (“NAV”), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the “Board”) may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the Securities Exchange Commission (“SEC”).

(a) Security Valuation:

Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at halfway between the most recent bid and ask quotes. Securities that are

 Schwab Equity Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.

•	Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the funds valuing their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the funds pursuant to these procedures.

•	Futures and forward foreign currency exchange contracts: Futures are valued at their settlement prices as of the close of their exchanges. Forwards are valued based on that day’s forward exchange rates or by using an interpolated forward exchange rate for contracts with interim settlement dates.

•	Short-term securities (60 days or less to maturity): Short-term securities are valued at amortized cost, which approximates market value.

•	Underlying funds: Mutual funds are valued at their respective NAVs. Exchange traded funds (“ETFs”) traded on a recognized securities exchange are valued at the last reported sale price that day or the official closing price, if applicable.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, ETFs and futures contracts. Investments in mutual funds are valued daily at their NAVs, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are

 Schwab Equity Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The levels associated with valuing the funds’ investments as of October 31, 2013 are disclosed in the Portfolio Holdings.

(b) Accounting Policies for certain Portfolio Investments (if held):

Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are realized. Futures are traded publicly on exchanges, and their market value changes daily.

Forward Foreign Currency Exchange Contracts: “Forwards”, as they are known, are contracts to buy and sell a currency at a set price on a future date. The value of the forwards is accounted for as unrealized gains or losses until the contracts settle, at which time the gains or losses are realized.

Securities Lending: Under the trusts’ Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to have a value of at least 102% of the prior day’s market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities and is marked to market daily. The lending agent provides the fund with indemnification against borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. The cash collateral of securities loaned is invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Securities lending income, as disclosed in a fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent which are subject to adjustments pursuant to the securities lending agreement. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the borrower, and is allocated between the fund and the lending agent.

 Schwab Equity Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

The values of the securities on loan and the related cash collateral are disclosed in the Portfolio Holdings and the Statement of Assets and Liabilities for each fund. The following table presents the non-cash collateral as of October 31, 2013:

Non-Cash
Collateral Received

Schwab 1000 Index Fund	$2,294,984

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

When a fund closes out a futures or forward position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The funds make distributions from net investment income and net realized capital gains, if any, once a year.

(g) Custody Credit:

Certain funds have an arrangement with their custodian bank, under which the funds may receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

 Schwab Equity Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(h) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Foreign Taxes:

The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of October 31, 2013, if any, are reflected in the funds’ Statements of Assets and Liabilities.

(k) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

(l) New Accounting Pronouncements:

In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities,” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU enhances disclosure requirements with respect to an entity’s rights of offset and related arrangements associated with its financial and derivative instruments. Management has evaluated ASU No. 2011-11 and determined that upon adoption of the standard the funds’ financial statement disclosures will include the enhanced disclosures around rights of offset and related arrangements as required by the standard.

3. Risk Factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of the investment in a fund will fluctuate, which means that investors could lose money.

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

As an index fund, each fund seeks to track the performance of its comparative index, although it may not be successful in doing so. The divergence between the performance of a fund and its index, positive or negative, is called “tracking error”. Tracking error can be caused by many factors and it may be significant. For example, a fund may not invest in certain securities in the index, or match the securities’ weightings to the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error.

 Schwab Equity Index Funds

Financial Notes (continued)

3. Risk Factors (continued):

Each fund invests in companies measured by its respective index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, a fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of a fund’s expenses, the fund’s performance may be below that of the index.

If a fund uses a sampling method, the fund will not fully replicate its comparative index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If a fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in its benchmark index.

To the extent that a fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, or asset class.

Historically, small-cap stocks have been riskier than large- and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — bonds or large-cap stocks, for instance — a fund’s small-cap holdings could reduce performance.

Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments — bonds, for instance — a fund’s large- and mid-cap holdings could reduce performance.

A fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

To the extent a fund’s investments in a single country or a limited number of countries represent a higher percentage of the fund’s assets, the fund assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance and it may be subject to increased price volatility.

A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk and market risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on a fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause a fund to lose more than the principal amount invested.

A particular investment may be difficult to purchase or sell. A fund may be unable to sell illiquid securities at an advantageous time or price.

Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

 Schwab Equity Index Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and each trust.

For its advisory and administrative services to the Schwab 1000 Index Fund, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of the fund’s average daily net assets as follows:

Schwab
1000
% of Average Daily Net Assets	Index Fund

First $500 million	0.30%
$500 million to $5 billion	0.22%
$5 billion to $10 billion	0.20%
Over $10 billion	0.18%

For its advisory and administrative services to the other funds discussed in this report, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:

Schwab
Schwab	Schwab	Total Stock	Schwab
S&P 500	Small-Cap	Market	International
Index Fund	Index Fund	Index Fund	Index Fund

0.06%	0.15%	0.06%	0.15%

The Board has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab). All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to the amount set forth in the table below. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds). Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

			Schwab
Schwab	Schwab	Schwab	Total Stock	Schwab
S&P 500	1000	Small-Cap	Market	International
Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

0.02%	0.10%	0.02%	0.02%	0.02%

Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (“expense limitation”). The expense limitation as a percentage of average daily net assets is as follows:

			Schwab
Schwab	Schwab	Schwab	Total Stock	Schwab
S&P 500	1000	Small-Cap	Market	International
Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

0.09%	0.29%	0.17%	0.09%	0.19%

 Schwab Equity Index Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

The funds may engage in certain transactions involving affiliates. For instance, a fund may own shares of The Charles Schwab Corporation if that company is included in its index. The table below shows funds with investment activities involving The Charles Schwab Corporation shares during the report period:

	Balance			Balance		Realized	Dividends
	of Shares			of Shares	Market	Gains (Losses)	Received
	Held at	Gross	Gross	Held at	Value at	11/01/12	11/01/12
Fund	10/31/12	Purchases	Sales	10/31/13	10/31/13	to 10/31/13	to 10/31/13

Schwab S&P 500 Index Fund	1,085,681	146,700	—	1,232,381	$27,913,430	$—	$265,675
Schwab 1000 Index Fund	367,065	—	—	367,065	8,314,022	—	88,096
Schwab Total Stock Market Index Fund	154,226	28,100	—	182,326	4,129,684	—	39,648

Certain Schwab Funds may own shares of other Schwab Funds. The table below reflects the percentages of shares of each fund in this report that are owned by other Schwab Funds as of October 31, 2013, as applicable:

					Schwab
	Schwab		Schwab	Schwab	Total Stock	Schwab
	S&P 500		1000	Small-Cap	Market	International
	Index Fund		Index Fund	Index Fund	Index Fund	Index Fund

Schwab MarketTrack All Equity Portfolio	1.5%		—%	6.2%	—%	8.0%
Schwab MarketTrack Growth Portfolio	1.6%		—%	5.8%	—%	6.3%
Schwab MarketTrack Balanced Portfolio	0.8%		—%	3.1%	—%	3.3%
Schwab MarketTrack Conservative Portfolio	0.2%		—%	0.9%	—%	0.9%
Schwab MarketTrack Growth Portfolio II	0.1%		0.1%	0.3%	—%	0.3%
Schwab Target 2010 Fund	0.0%	*	—%	—%	—%	—%
Schwab Target 2015 Fund	0.0%	*	—%	—%	—%	—%
Schwab Target 2020 Fund	0.2%		—%	—%	—%	—%
Schwab Target 2025 Fund	0.1%		—%	—%	—%	—%
Schwab Target 2030 Fund	0.4%		—%	—%	—%	—%
Schwab Target 2035 Fund	0.1%		—%	—%	—%	—%
Schwab Target 2040 Fund	0.4%		—%	—%	—%	—%
Schwab Target 2045 Fund	0.0%	*	—%	—%	—%	—%
Schwab Target 2050 Fund	0.0%	*	—%	—%	—%	—%
Schwab Target 2045 Fund	0.0%	*	—%	—%	—%	—%

*	Less than 0.05%

Certain other related parties may own shares of Schwab funds in this report. As of October 31, 2013, the shares owned by Schwab Charitable Giving Trust (an affiliate of Schwab) as a percentage of the total shares of the Schwab Small Cap Index Fund, Schwab Total Stock Market Index Fund and Schwab International Index Fund were 2.5%, 6.2% and 3.6%, respectively.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate to be charged on a loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

5. Board of Trustees:

The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations. For information regarding the trustees please refer to Trustees and Officers table at the end of this report.

 Schwab Equity Index Funds

Financial Notes (continued)

6. Borrowing from Banks:

The funds have access to custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company (“State Street”), an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Derivatives:

Certain funds entered into equity index futures contracts (“futures”) during the report period. The funds invested in futures to equitize available cash. The fair value and variation margin for futures contracts held at October 31, 2013 are presented on the face of the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized/unrealized gains (losses) on futures contracts are presented on the Statement of Operations. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period, the month-end average contract values of futures contracts held by the funds and the month-end average number of contracts held were as follows:

	Contract Values	Number of Contracts

Schwab S&P 500 Index Fund	$376,169,096	4,712
Schwab 1000 Index Fund	35,385,806	435
Schwab Small-Cap Index Fund	47,201,654	493
Schwab Total Stock Market Index Fund	55,825,573	687
Schwab International Index Fund	52,552,913	613

8. Purchases and Sales/Maturities of Investment Securities:

For the period ended October 31, 2013, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Schwab S&P 500 Index Fund	$1,245,529,489	$178,456,063
Schwab 1000 Index Fund	203,575,460	387,050,584
Schwab Small-Cap Index Fund	351,703,956	211,970,555
Schwab Total Stock Market Index Fund	321,439,276	41,876,038
Schwab International Index Fund	463,141,620	88,970,945

9. Redemption Fee:

The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds in the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:

	Current Period	Prior Period
	(11/1/12-10/31/13)	(11/1/11-10/31/12)

Schwab S&P 500 Index Fund	$199,433	$148,766
Schwab 1000 Index Fund	43,102	18,501
Schwab Small-Cap Index Fund	22,392	13,063
Schwab Total Stock Market Index Fund	45,887	149,791
Schwab International Index Fund	17,950	11,378

 Schwab Equity Index Funds

Financial Notes (continued)

10. Federal Income Taxes:

As of October 31, 2013, the components of distributable earnings on a tax-basis were as follows:

				Schwab
	Schwab	Schwab	Schwab	Total Stock	Schwab
	S&P 500	1000	Small-Cap	Market	International
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Undistributed ordinary income	$231,017,629	$72,311,939	$31,549,957	$38,443,105	$51,023,095
Undistributed long-term capital gains	—	181,130,311	97,744,706	14,508,824	—
Unrealized appreciation on investments	7,023,566,575	3,917,847,320	829,827,183	1,194,577,512	645,861,051
Unrealized depreciation on investments	(654,803,883)	(29,014,762)	(100,910,805)	(80,008,817)	(97,664,493)
Other unrealized appreciation (depreciation)	—	—	10	—	62,403

Net unrealized appreciation (depreciation)	$6,368,762,692	$3,888,832,558	$728,916,388	$1,114,568,695	$548,258,961

The primary differences between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales, Passive Foreign Investment Companies (PFIC), partnership investments, non taxable dividends and futures mark to market.

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2013, the funds had capital loss carryforwards available to offset future net capital gains before the expiration dates as follows:

				Schwab
	Schwab	Schwab	Schwab	Total Stock	Schwab
	S&P 500	1000	Small-Cap	Market	International
Expiration Date	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

October 31, 2014	$109,256,533	$—	$—	$—	$—
October 31, 2015	89,645,092	—	—	—	—
October 31, 2016	77,879,594	—	—	—	—
October 31, 2017	20,049,252	—	—	—	17,391,687

Total	$296,830,471	$—	$—	$—	$17,391,687

For the year ended October 31, 2013, the funds had capital losses utilized and capital losses expired as follows:

				Schwab
	Schwab	Schwab	Schwab	Total Stock	Schwab
	S&P 500	1000	Small-Cap	Market	International
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Capital losses utilized	$67,871,433	$—	$—	$7,116,259	$8,898,651
Capital losses expired	50,785,672	—	—	—	—

 Schwab Equity Index Funds

Financial Notes (continued)

10. Federal Income Taxes (continued):

The tax-basis components of distributions paid during the current and prior fiscal years were as follows:

				Schwab
	Schwab	Schwab	Schwab	Total Stock	Schwab
	S&P 500	1000	Small-Cap	Market	International
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Current period distributions
Ordinary income	$278,278,089	$96,597,152	$39,112,389	$47,503,974	$50,551,708
Long-term capital gains	—	197,828,775	39,238,431	—	—
Return of capital	—	—	—	—	—

Prior period distributions
Ordinary income	$218,494,240	$86,671,033	$69,464,601	$32,188,219	$51,830,156
Long-term capital gains	—	183,283,175	40,732,178	—	—
Return of capital	—	—	—	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2013, the funds made the following reclassifications:

				Schwab
	Schwab	Schwab	Schwab	Total Stock	Schwab
	S&P 500	1000	Small-Cap	Market	International
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Capital shares	($50,785,670)	$—	$—	$—	$—
Undistributed net investment income	(1,926,459)	(919,338)	151,728	(69,588)	(220,739)
Net realized capital gains (losses)	52,712,129	919,338	(151,728)	69,588	220,739

As of October 31, 2013, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2013, the funds did not incur any interest or penalties.

11. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Report of Independent Registered Public Accounting Firm

To the Boards of Trustees and Shareholders of:
Schwab S&P 500 Index Fund
Schwab 1000 Index Fund
Schwab Small-Cap Index Fund
Schwab Total Stock Market Index Fund
Schwab International Index Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab 1000 Index Fund (one of the portfolios constituting Schwab Investments), Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, and Schwab International Index Fund (four of the portfolios constituting Schwab Capital Trust) (hereafter collectively referred to as the “Funds”) at October 31, 2013, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 17, 2013

Other Federal Tax Information (unaudited)

Schwab International Index Fund may elect to pass on the benefits of the foreign tax credit of $2,757,251 to its shareholders for the year ended October 31, 2013. The respective foreign source income on the fund is $50,517,627.

For corporate shareholders, the following percentage of the funds dividend distributions paid during the fiscal year ended October 31, 2013, qualify for the corporate dividends received deduction:

Percentage

Schwab S&P 500 Index Fund	99.58
Schwab 1000 Index Fund	100.00
Schwab Small-Cap Index Fund	60.30
Schwab Total Stock Market Index Fund	94.62
Schwab International Index Fund	—

For the fiscal year ended October 31, 2013, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2014 via IRS form 1099 of the amounts for use in preparing their 2013 income tax return.

Schwab S&P 500 Index Fund	$278,278,089
Schwab 1000 Index Fund	96,597,152
Schwab Small-Cap Index Fund	24,033,593
Schwab Total Stock Market Index Fund	46,221,077
Schwab International Index Fund	41,320,653

Under Section 852 (b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2013:

Schwab S&P 500 Index Fund	$—
Schwab 1000 Index Fund	197,828,775
Schwab Small-Cap Index Fund	39,238,431
Schwab Total Stock Market Index Fund	—
Schwab International Index Fund	—

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreements between Schwab Capital Trust and Schwab Investments (collectively, the “Trusts”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreements”) with respect to the existing funds in the Trusts, including Schwab S&P 500 Index Fund, Schwab 1000 Index Fund, Schwab Small- Cap Index Fund, Schwab Total Stock Market Index Fund and Schwab International Index Fund (the “Funds”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. As part of the renewal process, Independent Trustees’ legal counsel sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreements with respect to the Funds at meetings held on April 23, 2013, and June 4, 2013, and approved the renewal of the Agreements with respect to the Funds for an additional one-year term at the meeting held on June 4, 2013. The Board’s approval of the Agreements with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Funds under the Agreements, including the resources of CSIM and its affiliates dedicated to the Funds;

2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreements reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as free advice, investment and research tools, Internet access, and an array of account features that benefit the Funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreements with respect to the Funds.

Fund Performance. The Board considered Fund performance in determining whether to renew the Agreements with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered both risk and shareholder risk expectations for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreements with respect to the Funds.

Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreements, and each Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM to other mutual funds and exchange-traded funds. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreements with respect to the Funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability under the Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreements with respect to the Funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the existing contractual investment advisory fee schedules relating to Schwab 1000 Index Fund that include lower fees at higher graduated asset levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreements with respect to the Funds and concluded that the compensation under the Agreements with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust and Schwab Investments, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 99 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2000.)	Chairman of JDN Corporate Advisory LLC (advisory services firm) (Oct. 2001 – present).	76	Director, WageWorks, Inc. (2010 – present) Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2008.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 2000 – present).	76	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	76	Director, TOUSA (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Mission West Properties (1998 – 2012)
Director, Ditech Networks Corporation (1997 – 2012)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2011.)	Private Investor.	76	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	76	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008)

Gerald B. Smith 1950 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	76	Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc. (2009 – present) Lead Independent Director, Board of Cooper Industries (2002 – 2012)

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Joseph H. Wender 1944 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present).	76	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Capital Trust since 1993 and Schwab Investments since 1991.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	76	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services.	99	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Capital Trust and Schwab Investments since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010).

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Capital Trust and Schwab Investments since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Capital Trust and Schwab Investments since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Capital Trust and Schwab Investments since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008).

David Lekich 1964 Chief Legal Officer and Secretary (Officer of Schwab Capital Trust and Schwab Investments since 2011.)	Senior Vice President (Sept. 2011 – present), Vice President (March 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President and Assistant Secretary (Officer of Schwab Capital Trust and Schwab Investments since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds retirement policy requires that independent trustees retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the retirement policy requires any independent trustee of Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

Barclays U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.

Dow Jones U.S. Total Stock Market Index An index that measures the performance of all U.S. equity securities with readily available prices.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

MSCI EAFE Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

Russell 2000 Index An index that measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

Schwab 1000 Index An index that represents the performance of the largest 1,000 publicly traded companies in the United States.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab Funds® direct investors:  1-800-407-0256

© 2013 Schwab Funds. All rights reserved.

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab Funds’ website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Global Real Estate Fundtm
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Target 2045 Fund
Schwab Target 2050 Fund
Schwab Target 2055 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab Intermediate-Term Bond Fundtm
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2013 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR13810-16
00107463

Item 2: Code of Ethics.
(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.
Item 3: Audit Committee Financial Expert.
Registrant’s Board of Trustees has determined that Mariann Byerwalter, William Hasler and Kiran Patel, each currently serving on its audit committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit committee is “independent” under the standards set forth in Item 3 of Form N-CSR.
The designation of each of Ms. Byerwalter, Mr. Hasler and Mr. Patel as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit committee or Board of Trustees.
Item 4: Principal Accountant Fees and Services.
Registrant is composed of nine series. One series has a fiscal year-end of October 31, whose annual financial statements are reported in Item 1, seven series have a fiscal year-end of August 31 and one series has a fiscal year-end of February 28. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the nine series, based on their respective 2013 and 2012 fiscal years, as applicable.
(a) Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

     Audit Fees
     2013: $317,611           2012: $317,611
(b) Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant’s financial statements and are not reported under paragraph (a) above.
     Audit-Related Fees
     For services rendered to Registrant:
     2013: $20,511           2012: $20,511
Nature of these services: tax provision review and procedures performed related to Registrant’s service provider conversion.
     In each of the last two fiscal years there were no “Audit-Related Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(c) Below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
     Tax Fees
     For services rendered to Registrant:
     2013: $22,671           2012: $22,671
     Nature of these services: preparation and review of tax returns.
     In each of the last two fiscal years there were no “Tax Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(d) Below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.
     All Other Fees
     For services rendered to Registrant:
     2013: $2,960           2012: $3,214

     Nature of these services:
•	review of the methodology of allocation of Charles Schwab & Co., Inc. (“Schwab”) expenses for purposes of Section 15(c) of the Investment Company Act of 1940.

•	review of regulatory filing in connection with merger of Schwab Premier Equity Fund and Schwab Core Equity Fund
     In each of the last two fiscal years there were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(e)(1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.
     2013: $46,142           2012: $46,396
Although not required to be included in the amounts disclosed under this paragraph (g) or any other paragraph of this Item 4, below are the aggregate fees billed in each of the last two fiscal years by Registrant’s principal accountant for tax compliance services rendered to U.S. Trust, an entity under common control with Registrant’s investment adviser that does not provide services to Registrant.
(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.
Not applicable.
Item 6: Schedule of Investments.
Except as noted below, the schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form. The schedules of investments for the Schwab 1000 Index Fund is filed under this Item

 Schwab 1000 Index Fund

Portfolio Holdings as of October 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

98.7%	Common Stock	1,947,182,663	5,812,765,310
1.1%	Other Investment Company	65,007,364	65,007,364
0.1%	Short-Term Investment	2,899,981	2,899,981

99.9%	Total Investments	2,015,090,008	5,880,672,655
0.5%	Collateral Invested for Securities on Loan	27,618,344	27,618,344
(0.4%)	Other Assets and Liabilities, Net		(21,059,399)

100.0%	Net Assets		5,887,231,600

	Number	Value
Security	of Shares	($)

Common Stock 98.7% of net assets

Automobiles & Components 1.3%
Allison Transmission Holdings, Inc.	5,000	121,750
Autoliv, Inc.	32,400	2,891,052
BorgWarner, Inc.	37,298	3,846,543
Dana Holding Corp.	50,100	981,960
Delphi Automotive plc	96,700	5,531,240
Ford Motor Co.	1,272,487	21,772,252
General Motors Co. *	304,900	11,266,055
Gentex Corp.	48,772	1,435,848
Harley-Davidson, Inc.	73,892	4,732,044
Johnson Controls, Inc.	218,254	10,072,422
Lear Corp.	26,700	2,066,313
Tesla Motors, Inc. *	26,400	4,222,416
The Goodyear Tire & Rubber Co.	83,100	1,743,438
TRW Automotive Holdings Corp. *	35,300	2,651,383
Visteon Corp. *	17,500	1,349,075

		74,683,791

Banks 2.9%
Associated Banc-Corp.	59,048	960,121
BankUnited, Inc.	16,900	520,013
BB&T Corp.	228,600	7,765,542
BOK Financial Corp.	8,900	544,947
CIT Group, Inc. *	68,200	3,284,512
City National Corp.	15,532	1,120,013
Comerica, Inc.	60,628	2,625,192
Commerce Bancshares, Inc.	24,173	1,112,200
Cullen/Frost Bankers, Inc.	11,800	835,322
East West Bancorp, Inc.	50,400	1,697,976
Fifth Third Bancorp	286,884	5,459,403
First Horizon National Corp.	87,376	930,554
First Niagara Financial Group, Inc.	118,300	1,304,849
First Republic Bank	40,200	2,053,014
Hancock Holding Co.	28,800	944,064
Hudson City Bancorp, Inc.	146,840	1,318,623
Huntington Bancshares, Inc.	293,798	2,585,422
KeyCorp	298,614	3,741,633
M&T Bank Corp.	40,143	4,517,292
Nationstar Mortgage Holdings, Inc. *	3,000	153,960
New York Community Bancorp, Inc. (b)	149,882	2,429,587
Ocwen Financial Corp. *	38,000	2,136,740
People’s United Financial, Inc.	121,993	1,760,359
Popular, Inc. *	33,700	850,925
Prosperity Bancshares, Inc.	15,900	992,955
Regions Financial Corp.	427,606	4,117,846
Signature Bank *	15,700	1,598,574
SunTrust Banks, Inc.	175,193	5,893,493
SVB Financial Group *	14,900	1,427,122
TFS Financial Corp. *	27,300	331,422
The PNC Financial Services Group, Inc.	172,234	12,664,366
U.S. Bancorp	593,705	22,180,819
Wells Fargo & Co.	1,572,396	67,125,585
Zions Bancorp	63,198	1,792,927

		168,777,372

Capital Goods 8.3%
3M Co.	210,354	26,473,051
A.O. Smith Corp.	25,400	1,311,910
Acuity Brands, Inc.	14,300	1,437,293
AECOM Technology Corp. *	23,500	746,830
AGCO Corp.	33,000	1,926,540
Air Lease Corp.	22,700	667,380
AMETEK, Inc.	81,705	3,907,950
Armstrong World Industries, Inc. *	7,100	379,353
B/E Aerospace, Inc. *	26,800	2,175,088
Carlisle Cos., Inc.	20,736	1,507,092
Caterpillar, Inc.	206,096	17,180,163
Chicago Bridge & Iron Co., N.V.	36,508	2,704,878
CLARCOR, Inc.	17,100	1,000,008
Colfax Corp. *	27,300	1,527,708
Crane Co.	16,384	1,040,384
Cummins, Inc.	55,792	7,086,700
Danaher Corp.	193,840	13,973,926
Deere & Co.	123,546	10,111,005
Donaldson Co., Inc.	43,500	1,723,035
Dover Corp.	53,237	4,886,624
Eaton Corp. plc	153,801	10,852,199
EMCOR Group, Inc.	21,800	807,908
Emerson Electric Co.	232,828	15,592,491
Fastenal Co.	91,400	4,551,720
Flowserve Corp.	43,023	2,988,808
Fluor Corp.	53,458	3,967,653
Fortune Brands Home & Security, Inc.	52,900	2,278,932
Foster Wheeler AG *	32,400	874,476
Generac Holdings, Inc.	16,900	834,015
General Dynamics Corp.	109,044	9,446,482

See financial notes 7

 Schwab 1000 Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
General Electric Co.	3,299,302	86,243,754
Graco, Inc.	20,294	1,567,914
HEICO Corp.	18,906	1,012,997
Hexcel Corp. *	33,500	1,417,385
Honeywell International, Inc.	255,399	22,150,755
Hubbell, Inc., Class B	16,932	1,820,867
Huntington Ingalls Industries, Inc.	16,200	1,159,110
IDEX Corp.	28,406	1,964,275
Illinois Tool Works, Inc.	135,904	10,707,876
Ingersoll-Rand plc	90,400	6,104,712
ITT Corp.	30,300	1,203,819
Jacobs Engineering Group, Inc. *	44,056	2,679,486
Joy Global, Inc.	35,708	2,026,429
KBR, Inc.	50,600	1,747,724
Kennametal, Inc.	26,698	1,228,108
L-3 Communications Holdings, Inc.	25,774	2,588,998
Lennox International, Inc.	15,000	1,170,900
Lincoln Electric Holdings, Inc.	29,000	2,007,960
Lockheed Martin Corp.	87,364	11,649,116
Masco Corp.	121,636	2,570,169
MRC Global, Inc. *	26,000	726,700
MSC Industrial Direct Co., Inc., Class A	15,558	1,188,164
Nordson Corp.	18,000	1,297,620
Northrop Grumman Corp.	76,332	8,206,453
Oshkosh Corp. *	31,100	1,480,049
Owens Corning *	41,100	1,476,723
PACCAR, Inc.	109,489	6,087,588
Pall Corp.	36,233	2,917,481
Parker Hannifin Corp.	48,553	5,667,106
Pentair Ltd.	62,995	4,226,335
Precision Castparts Corp.	47,601	12,064,473
Quanta Services, Inc. *	72,100	2,178,141
Raytheon Co.	101,890	8,392,679
Regal-Beloit Corp.	14,400	1,055,952
Rockwell Automation, Inc.	42,649	4,708,876
Rockwell Collins, Inc.	40,653	2,838,799
Roper Industries, Inc.	32,591	4,132,865
Sensata Technologies Holding N.V. *	41,500	1,561,645
Snap-on, Inc.	19,750	2,055,382
Spirit AeroSystems Holdings, Inc., Class A *	37,400	998,206
SPX Corp.	17,314	1,570,553
Stanley Black & Decker, Inc.	47,541	3,760,018
Teledyne Technologies, Inc. *	12,600	1,119,132
Terex Corp. *	37,282	1,303,006
Textron, Inc.	94,538	2,721,749
The Babcock & Wilcox Co.	39,500	1,272,295
The Boeing Co.	224,889	29,348,014
The Manitowoc Co., Inc.	43,400	844,564
The Middleby Corp. *	6,100	1,388,665
The Timken Co.	28,594	1,510,049
The Toro Co.	19,200	1,131,648
TransDigm Group, Inc.	15,200	2,210,232
Trinity Industries, Inc.	26,900	1,361,947
Triumph Group, Inc.	16,900	1,210,885
United Rentals, Inc. *	31,467	2,032,454
United Technologies Corp.	270,303	28,719,694
URS Corp.	27,500	1,491,050
USG Corp. *	29,200	797,452
Valmont Industries, Inc.	7,600	1,067,800
W.W. Grainger, Inc.	19,476	5,238,460
WABCO Holdings, Inc. *	22,100	1,893,528
Wabtec Corp.	32,600	2,125,194
Watsco, Inc.	9,700	924,313
WESCO International, Inc. *	14,400	1,230,624
Woodward, Inc.	19,950	799,796
Xylem, Inc.	62,800	2,166,600

		489,484,915

Commercial & Professional Supplies 0.8%
Cintas Corp.	33,310	1,791,079
Clean Harbors, Inc. *	16,200	1,000,350
Copart, Inc. *	36,074	1,162,665
Covanta Holding Corp.	43,200	741,744
Equifax, Inc.	41,200	2,664,404
IHS, Inc., Class A *	20,000	2,181,000
Iron Mountain, Inc.	57,693	1,531,172
KAR Auction Services, Inc.	26,400	784,608
Manpowergroup, Inc.	27,791	2,170,477
Nielsen Holdings N.V.	68,100	2,685,864
Pitney Bowes, Inc.	67,841	1,447,727
Republic Services, Inc.	81,681	2,733,863
Robert Half International, Inc.	48,591	1,872,211
Rollins, Inc.	21,900	605,316
Stericycle, Inc. *	28,898	3,357,948
The ADT Corp. (b)	69,400	3,009,878
The Dun & Bradstreet Corp.	13,625	1,482,264
Towers Watson & Co., Class A	20,900	2,399,529
Tyco International Ltd.	141,700	5,179,135
Verisk Analytics, Inc., Class A *	47,800	3,275,256
Waste Connections, Inc.	37,900	1,619,846
Waste Management, Inc.	142,677	6,212,156

		49,908,492

Consumer Durables & Apparel 1.4%
Brunswick Corp.	29,300	1,322,309
Carter’s, Inc.	17,300	1,196,295
Coach, Inc.	91,330	4,628,605
D.R. Horton, Inc.	94,597	1,792,613
Fossil Group, Inc. *	17,900	2,272,226
Garmin Ltd. (b)	39,886	1,864,671
Hanesbrands, Inc.	33,000	2,247,960
Harman International Industries, Inc.	23,797	1,928,033
Hasbro, Inc.	40,125	2,072,456
Jarden Corp. *	32,850	1,818,576
Leggett & Platt, Inc.	46,944	1,396,115
Lennar Corp., Class A	54,675	1,943,696
Mattel, Inc.	115,197	5,111,291
Michael Kors Holdings Ltd. *	54,600	4,201,470
Mohawk Industries, Inc. *	19,439	2,574,112
Newell Rubbermaid, Inc.	98,426	2,916,362
NIKE, Inc., Class B	242,256	18,353,315
NVR, Inc. *	1,398	1,282,413
Polaris Industries, Inc.	21,500	2,815,425
PulteGroup, Inc.	114,499	2,020,907
PVH Corp.	25,514	3,178,279
Ralph Lauren Corp.	20,295	3,361,664
Toll Brothers, Inc. *	50,000	1,644,000
Tupperware Brands Corp.	13,400	1,201,310

8 See financial notes

 Schwab 1000 Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Under Armour, Inc., Class A *	25,000	2,028,750
VF Corp.	27,082	5,822,630
Whirlpool Corp.	26,115	3,813,051

		84,808,534

Consumer Services 2.0%
Apollo Group, Inc., Class A *	30,371	810,602
Bloomin’ Brands, Inc. *	6,000	150,180
Brinker International, Inc.	27,400	1,217,108
Carnival Corp.	133,360	4,620,924
Chipotle Mexican Grill, Inc. *	9,283	4,891,863
Darden Restaurants, Inc.	44,865	2,311,893
Domino’s Pizza, Inc.	18,600	1,247,316
Dunkin’ Brands Group, Inc.	34,500	1,644,960
H&R Block, Inc.	84,898	2,414,499
Hyatt Hotels Corp., Class A *	20,200	961,520
International Game Technology	81,126	1,525,169
Las Vegas Sands Corp.	125,563	8,817,034
Life Time Fitness, Inc. *	14,400	654,048
Marriott International, Inc., Class A	73,075	3,294,221
McDonald’s Corp.	323,736	31,246,999
MGM Resorts International *	121,387	2,311,208
Panera Bread Co., Class A *	8,600	1,358,112
Penn National Gaming, Inc. *	22,660	1,325,837
Royal Caribbean Cruises Ltd.	48,091	2,021,746
Service Corp. International	77,500	1,395,775
Six Flags Entertainment Corp.	30,200	1,135,822
Sotheby’s	23,000	1,193,700
Starbucks Corp.	243,327	19,721,653
Starwood Hotels & Resorts Worldwide, Inc.	65,342	4,810,478
Weight Watchers International, Inc.	9,029	289,921
Wyndham Worldwide Corp.	45,017	2,989,129
Wynn Resorts Ltd.	27,042	4,495,732
Yum! Brands, Inc.	145,076	9,810,039

		118,667,488

Diversified Financials 7.5%
Affiliated Managers Group, Inc. *	16,259	3,210,177
American Capital Ltd. *	78,300	1,096,983
American Express Co.	299,877	24,529,939
Ameriprise Financial, Inc.	63,757	6,410,129
Ares Capital Corp.	84,200	1,462,554
Bank of America Corp.	3,490,541	48,727,952
Berkshire Hathaway, Inc., Class B *	583,112	67,104,529
BlackRock, Inc.	40,865	12,292,601
Capital One Financial Corp.	193,353	13,277,550
CBOE Holdings, Inc.	30,600	1,484,100
Citigroup, Inc.	987,956	48,192,494
CME Group, Inc.	99,880	7,412,095
Credit Acceptance Corp. *	3,200	378,560
Discover Financial Services	160,524	8,327,985
E*TRADE Financial Corp. *	86,290	1,459,164
Eaton Vance Corp.	39,084	1,634,102
Federated Investors, Inc., Class B (b)	30,600	829,872
Franklin Resources, Inc.	134,658	7,252,680
IntercontinentalExchange, Inc. *	24,689	4,758,311
Invesco Ltd.	143,790	4,852,912
JPMorgan Chase & Co.	1,216,778	62,712,738
Lazard Ltd., Class A	40,900	1,580,785
Legg Mason, Inc.	42,314	1,627,820
Leucadia National Corp.	101,178	2,867,385
LPL Financial Holdings, Inc.	26,200	1,067,388
Moody’s Corp.	66,426	4,693,661
Morgan Stanley	455,048	13,073,529
MSCI, Inc. *	40,550	1,653,223
Northern Trust Corp.	74,276	4,190,652
NYSE Euronext (b)	79,400	3,495,188
Prospect Capital Corp.	59,600	675,864
Raymond James Financial, Inc.	34,749	1,586,292
SEI Investments Co.	42,148	1,398,892
SLM Corp.	136,624	3,466,151
State Street Corp.	144,850	10,149,639
T. Rowe Price Group, Inc.	85,950	6,653,389
TD Ameritrade Holding Corp.	71,931	1,960,839
The Bank of New York Mellon Corp.	372,696	11,851,733
The Charles Schwab Corp. (a)	367,065	8,314,022
The Goldman Sachs Group, Inc.	135,332	21,769,506
The McGraw Hill Financial, Inc.	84,736	5,904,404
The NASDAQ OMX Group, Inc.	43,337	1,535,430
Waddell & Reed Financial, Inc., Class A	29,000	1,790,750

		438,713,969

Energy 10.0%
Anadarko Petroleum Corp.	163,048	15,536,844
Apache Corp.	129,500	11,499,600
Atwood Oceanics, Inc. *	18,900	1,004,157
Baker Hughes, Inc.	143,606	8,342,072
Cabot Oil & Gas Corp.	129,296	4,566,735
Cameron International Corp. *	80,600	4,421,716
Cheniere Energy, Inc. *	73,100	2,909,380
Chesapeake Energy Corp.	153,097	4,280,592
Chevron Corp.	625,237	75,003,430
Cimarex Energy Co.	29,115	3,067,265
Cobalt International Energy, Inc. *	89,900	2,086,579
Concho Resources, Inc. *	35,500	3,926,655
ConocoPhillips	397,266	29,119,598
CONSOL Energy, Inc.	77,098	2,814,077
Continental Resources, Inc. *	12,900	1,469,310
Core Laboratories N.V.	15,900	2,976,798
CVR Energy, Inc.	4,300	170,796
Denbury Resources, Inc. *	108,108	2,052,971
Devon Energy Corp.	123,082	7,781,244
Diamond Offshore Drilling, Inc.	23,629	1,463,344
Dresser-Rand Group, Inc. *	25,600	1,555,712
Dril-Quip, Inc. *	11,500	1,350,330
Energen Corp.	24,496	1,918,527
Energy XXI (Bermuda) Ltd.	26,000	755,560
Ensco plc, Class A	76,000	4,381,400
EOG Resources, Inc.	89,452	15,958,237
EQT Corp.	50,800	4,348,988
Exxon Mobil Corp.	1,426,063	127,803,766
FMC Technologies, Inc. *	72,568	3,668,312
Gulfport Energy Corp. *	25,100	1,473,119
Halliburton Co.	268,988	14,264,434
Helix Energy Solutions Group, Inc. *	32,100	759,486

See financial notes 9

 Schwab 1000 Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Helmerich & Payne, Inc.	36,392	2,822,200
Hess Corp.	96,523	7,837,668
HollyFrontier Corp.	65,300	3,007,718
Kinder Morgan, Inc.	218,117	7,701,711
Kosmos Energy Ltd *	15,000	159,900
Laredo Petroleum Holdings, Inc. *	6,000	190,620
Marathon Oil Corp.	231,396	8,159,023
Marathon Petroleum Corp.	96,100	6,886,526
McDermott International, Inc. *	78,212	552,959
Murphy Oil Corp.	51,144	3,085,006
Nabors Industries Ltd.	97,788	1,709,334
National Oilwell Varco, Inc.	140,626	11,416,019
Newfield Exploration Co. *	45,066	1,372,260
Noble Corp.	85,800	3,234,660
Noble Energy, Inc.	119,322	8,940,797
Oasis Petroleum, Inc. *	28,800	1,533,600
Occidental Petroleum Corp.	259,716	24,953,513
Oceaneering International, Inc.	36,800	3,160,384
Oil States International, Inc. *	17,400	1,890,162
Pacific Drilling S.A. *	14,000	159,180
Patterson-UTI Energy, Inc.	52,521	1,274,159
Peabody Energy Corp.	92,121	1,794,517
Phillips 66	197,200	12,705,596
Pioneer Natural Resources Co.	44,411	9,094,485
QEP Resources, Inc.	60,200	1,990,212
Range Resources Corp.	55,128	4,173,741
Rosetta Resources, Inc. *	18,000	1,078,920
Rowan Cos. plc, Class A *	42,483	1,532,787
RPC, Inc. (b)	21,900	401,646
SandRidge Energy, Inc. (b)*	106,534	675,426
Schlumberger Ltd.	427,447	40,060,333
SM Energy Co.	21,713	1,923,989
Southwestern Energy Co. *	118,088	4,395,235
Spectra Energy Corp.	221,121	7,865,274
Superior Energy Services, Inc. *	53,947	1,447,398
Targa Resources Corp.	9,400	729,064
Teekay Corp.	8,000	347,440
Tesoro Corp.	39,812	1,946,409
The Williams Cos., Inc.	221,921	7,924,799
Tidewater, Inc.	17,668	1,063,967
Transocean Ltd.	113,100	5,323,617
Ultra Petroleum Corp. (b)*	51,912	953,104
Unit Corp. *	14,100	724,881
Valero Energy Corp.	171,420	7,057,361
Weatherford International Ltd. *	257,900	4,239,876
Western Refining, Inc.	18,800	606,676
Whiting Petroleum Corp. *	39,800	2,662,222
World Fuel Services Corp.	24,500	934,675
WPX Energy, Inc. *	66,800	1,478,952

		587,911,035

Food & Staples Retailing 2.1%
Costco Wholesale Corp.	141,959	16,751,162
CVS Caremark Corp.	398,011	24,780,165
PriceSmart, Inc.	6,200	705,498
Safeway, Inc.	81,297	2,837,265
Sysco Corp.	193,130	6,245,824
The Fresh Market, Inc. *	13,900	707,649
The Kroger Co.	169,113	7,244,801
United Natural Foods, Inc. *	16,600	1,186,070
Wal-Mart Stores, Inc.	532,527	40,871,447
Walgreen Co.	276,569	16,383,948
Whole Foods Market, Inc.	116,632	7,362,978

		125,076,807

Food, Beverage & Tobacco 5.0%
Altria Group, Inc.	649,205	24,169,902
Archer-Daniels-Midland Co.	219,605	8,981,844
Beam, Inc.	52,828	3,555,324
Brown-Forman Corp., Class B	51,480	3,757,010
Bunge Ltd.	49,492	4,064,778
Campbell Soup Co.	60,958	2,594,982
Coca-Cola Enterprises, Inc.	85,672	3,575,093
ConAgra Foods, Inc.	136,097	4,329,246
Constellation Brands, Inc., Class A *	51,132	3,338,920
Dean Foods Co. *	30,300	590,850
Dr Pepper Snapple Group, Inc.	67,720	3,206,542
Flowers Foods, Inc.	56,925	1,442,480
General Mills, Inc.	206,800	10,426,856
Green Mountain Coffee Roasters, Inc. (b)*	40,400	2,537,524
Hillshire Brands Co.	40,400	1,326,332
Hormel Foods Corp.	46,894	2,038,013
Ingredion, Inc.	25,800	1,696,608
Kellogg Co.	79,931	5,055,636
Kraft Foods Group, Inc.	193,900	10,544,282
Lorillard, Inc.	119,200	6,080,392
McCormick & Co., Inc. - Non Voting Shares	44,954	3,108,569
Mead Johnson Nutrition Co.	65,800	5,373,228
Molson Coors Brewing Co., Class B	53,572	2,892,888
Mondelez International, Inc., Class A	573,564	19,294,693
Monster Beverage Corp. *	46,600	2,666,918
PepsiCo, Inc.	500,385	42,077,375
Philip Morris International, Inc.	524,365	46,731,409
Pilgrim’s Pride Corp. *	15,000	212,550
Reynolds American, Inc.	99,768	5,125,082
Seaboard Corp.	105	286,650
The Coca-Cola Co.	1,226,248	48,522,633
The Hain Celestial Group, Inc. *	14,700	1,223,481
The Hershey Co.	48,764	4,839,339
The JM Smucker Co.	35,801	3,981,429
Tyson Foods, Inc., Class A	80,359	2,223,534
WhiteWave Foods Co., Class A *	44,979	900,030

		292,772,422

Health Care Equipment & Services 4.2%
Abbott Laboratories	502,046	18,349,781
Aetna, Inc.	119,034	7,463,432
Align Technology, Inc. *	23,400	1,335,204
AmerisourceBergen Corp.	76,520	4,999,052
athenahealth, Inc. *	12,000	1,602,120
Baxter International, Inc.	176,925	11,654,050
Becton, Dickinson & Co.	61,565	6,472,328
Boston Scientific Corp. *	409,107	4,782,461
Brookdale Senior Living, Inc. *	34,900	945,092
C.R. Bard, Inc.	25,600	3,487,232
Cardinal Health, Inc.	111,710	6,552,909

10 See financial notes

 Schwab 1000 Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
CareFusion Corp. *	76,400	2,962,028
Centene Corp. *	17,100	960,336
Cerner Corp. *	98,504	5,519,179
Cigna Corp.	92,754	7,140,203
Community Health Systems, Inc.	29,800	1,300,174
Covidien plc	153,400	9,834,474
DaVita HealthCare Partners, Inc. *	53,450	3,004,425
DENTSPLY International, Inc.	48,100	2,265,510
Edwards Lifesciences Corp. *	38,792	2,528,851
Express Scripts Holding Co. *	265,389	16,592,120
Haemonetics Corp. *	16,900	685,464
HCA Holdings, Inc.	79,700	3,757,058
Health Management Associates, Inc., Class A *	83,900	1,075,598
HealthSouth Corp.	31,300	1,098,943
Henry Schein, Inc. *	28,319	3,183,905
HMS Holdings Corp. *	28,900	610,657
Hologic, Inc. *	89,470	2,003,233
Humana, Inc.	51,991	4,790,971
IDEXX Laboratories, Inc. *	19,098	2,059,910
Intuitive Surgical, Inc. *	13,095	4,864,793
Laboratory Corp. of America Holdings *	25,722	2,595,350
McKesson Corp.	74,047	11,576,508
MEDNAX, Inc. *	16,654	1,815,619
Medtronic, Inc.	318,168	18,262,843
Omnicare, Inc.	28,533	1,573,595
Patterson Cos., Inc.	29,800	1,266,798
Quest Diagnostics, Inc.	53,647	3,213,992
ResMed, Inc. (b)	49,616	2,567,132
Sirona Dental Systems, Inc. *	18,900	1,365,525
St. Jude Medical, Inc.	92,555	5,311,731
Stryker Corp.	95,554	7,057,618
Teleflex, Inc.	13,846	1,276,324
Tenet Healthcare Corp. *	36,925	1,742,491
The Cooper Cos., Inc.	16,200	2,093,202
UnitedHealth Group, Inc.	325,692	22,231,736
Universal Health Services, Inc., Class B	27,874	2,245,529
Varian Medical Systems, Inc. *	31,371	2,276,907
WellPoint, Inc.	95,323	8,083,390
Zimmer Holdings, Inc.	51,812	4,531,996

		244,969,779

Household & Personal Products 2.1%
Avon Products, Inc.	146,436	2,562,630
Church & Dwight Co., Inc.	44,094	2,872,724
Colgate-Palmolive Co.	280,654	18,166,734
Energizer Holdings, Inc.	19,900	1,952,389
Herbalife Ltd. (b)	34,218	2,218,011
Kimberly-Clark Corp.	125,604	13,565,232
Nu Skin Enterprises, Inc., Class A	18,400	2,151,512
Spectrum Brands Holdings, Inc.	5,000	329,600
The Clorox Co.	41,725	3,763,178
The Estee Lauder Cos., Inc., Class A	81,468	5,780,969
The Procter & Gamble Co.	888,719	71,764,059

		125,127,038

Insurance 3.3%
ACE Ltd.	108,600	10,364,784
Aflac, Inc.	149,213	9,695,861
Alleghany Corp. *	5,786	2,345,760
Allied World Assurance Co. Holdings AG	13,000	1,407,770
American Financial Group, Inc.	26,205	1,474,293
American International Group, Inc.	481,976	24,894,060
Aon plc	101,503	8,027,872
Arch Capital Group Ltd. *	34,000	1,970,640
Arthur J. Gallagher & Co.	38,520	1,827,774
Aspen Insurance Holdings Ltd.	23,200	905,032
Assurant, Inc.	24,592	1,438,140
Assured Guaranty Ltd.	62,000	1,271,000
Axis Capital Holdings Ltd.	37,362	1,771,706
Brown & Brown, Inc.	39,476	1,260,469
Cincinnati Financial Corp.	49,617	2,480,850
CNA Financial Corp.	9,150	371,399
CNO Financial Group, Inc.	74,300	1,157,594
Erie Indemnity Co., Class A	8,285	595,029
Everest Re Group Ltd.	16,120	2,478,289
Fidelity National Financial, Inc., Class A	74,569	2,099,117
First American Financial Corp.	34,900	902,514
Genworth Financial, Inc., Class A *	166,939	2,425,624
Hartford Financial Services Group, Inc.	140,595	4,738,051
HCC Insurance Holdings, Inc.	31,057	1,417,752
Lincoln National Corp.	78,859	3,580,987
Loews Corp.	92,958	4,490,801
Markel Corp. *	4,047	2,143,574
Marsh & McLennan Cos., Inc.	182,920	8,377,736
MetLife, Inc.	362,844	17,166,150
Old Republic International Corp.	86,909	1,459,202
PartnerRe Ltd.	13,009	1,303,632
Principal Financial Group, Inc.	79,809	3,787,735
ProAssurance Corp.	20,800	942,656
Protective Life Corp.	28,200	1,299,456
Prudential Financial, Inc.	151,497	12,330,341
Reinsurance Group of America, Inc.	25,110	1,787,330
RenaissanceRe Holdings Ltd.	14,407	1,350,080
The Allstate Corp.	149,198	7,916,446
The Chubb Corp.	82,112	7,560,873
The Progressive Corp.	180,142	4,678,288
The Travelers Cos., Inc.	118,647	10,239,236
Torchmark Corp.	32,365	2,358,114
Unum Group	88,014	2,793,564
Validus Holdings Ltd.	33,709	1,330,831
W. R. Berkley Corp.	37,725	1,656,505
White Mountains Insurance Group Ltd.	1,813	1,058,919
Willis Group Holdings plc	56,600	2,550,962
XL Group plc	98,667	3,016,250

		192,501,048

Materials 3.7%
Air Products & Chemicals, Inc.	66,478	7,246,767
Airgas, Inc.	21,451	2,339,661
Albemarle Corp.	20,300	1,343,657

See financial notes 11

 Schwab 1000 Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Alcoa, Inc.	361,920	3,354,998
Allegheny Technologies, Inc.	36,152	1,196,631
Allied Nevada Gold Corp. (b)*	30,400	124,032
AptarGroup, Inc.	22,500	1,443,600
Ashland, Inc.	23,300	2,156,415
Avery Dennison Corp.	21,660	1,020,619
Ball Corp.	49,376	2,413,993
Bemis Co., Inc.	35,049	1,398,455
Cabot Corp.	21,716	1,012,183
Carpenter Technology Corp.	15,000	889,950
Celanese Corp., Series A	53,043	2,970,938
CF Industries Holdings, Inc.	18,512	3,991,187
Chemtura Corp. *	32,000	784,000
Cliffs Natural Resources, Inc. (b)	48,600	1,248,048
Compass Minerals International, Inc.	11,200	834,064
Crown Holdings, Inc. *	39,776	1,734,234
Cytec Industries, Inc.	13,500	1,121,715
Domtar Corp.	4,400	372,724
E.I. du Pont de Nemours & Co.	299,517	18,330,440
Eagle Materials, Inc.	15,200	1,140,152
Eastman Chemical Co.	51,762	4,078,328
Ecolab, Inc.	86,028	9,118,968
FMC Corp.	43,504	3,165,351
Freeport-McMoRan Copper & Gold, Inc.	337,457	12,404,919
Graphic Packaging Holding Co. *	25,000	210,000
Greif, Inc., Class A	10,500	561,645
Huntsman Corp.	64,700	1,502,334
International Flavors & Fragrances, Inc.	27,508	2,273,536
International Paper Co.	144,607	6,450,918
Kronos Worldwide, Inc.	7,500	116,325
Louisiana-Pacific Corp. *	45,300	770,553
LyondellBasell Industries N.V., Class A	145,200	10,831,920
Martin Marietta Materials, Inc.	15,549	1,525,201
MeadWestvaco Corp.	58,683	2,045,103
Monsanto Co.	173,234	18,168,782
NewMarket Corp. (b)	3,600	1,120,896
Newmont Mining Corp.	162,928	4,441,417
Nucor Corp.	103,076	5,336,245
Owens-Illinois, Inc. *	55,877	1,776,330
Packaging Corp. of America	33,230	2,069,564
PPG Industries, Inc.	46,206	8,436,292
Praxair, Inc.	94,628	11,801,058
Reliance Steel & Aluminum Co.	25,122	1,841,191
Rock-Tenn Co., Class A	23,985	2,566,635
Rockwood Holdings, Inc.	26,200	1,657,150
Royal Gold, Inc.	21,800	1,047,272
RPM International, Inc.	44,600	1,726,912
Sealed Air Corp.	65,302	1,970,814
Sigma-Aldrich Corp.	38,908	3,362,818
Silgan Holdings, Inc.	16,700	752,669
Sonoco Products Co.	33,970	1,380,541
Steel Dynamics, Inc.	74,400	1,336,968
The Dow Chemical Co.	393,156	15,517,867
The Mosaic Co.	110,395	5,061,611
The Scotts Miracle-Gro Co., Class A	14,668	861,305
The Sherwin-Williams Co.	27,690	5,205,720
The Valspar Corp.	27,446	1,920,397
United States Steel Corp. (b)	48,968	1,218,814
Vulcan Materials Co.	43,925	2,352,184
W.R. Grace & Co. *	24,900	2,282,334
Walter Energy, Inc. (b)	21,200	336,868
Westlake Chemical Corp.	7,000	751,940

		219,826,158

Media 3.7%
AMC Networks, Inc., Class A *	19,500	1,366,755
Cablevision Systems Corp., Class A	75,110	1,167,961
CBS Corp., Class B - Non Voting Shares	179,605	10,621,840
Charter Communications, Inc., Class A *	21,500	2,886,160
Cinemark Holdings, Inc.	34,600	1,135,226
Clear Channel Outdoor Holdings, Inc., Class A *	14,500	123,250
Comcast Corp., Class A	850,823	40,482,158
DIRECTV *	165,425	10,337,408
Discovery Communications, Inc., Class A *	79,500	7,069,140
DISH Network Corp., Class A	67,372	3,247,330
Gannett Co., Inc.	81,054	2,242,764
John Wiley & Sons, Inc., Class A	15,480	778,489
Lamar Advertising Co., Class A *	20,370	931,113
Liberty Global plc, Class A *	121,666	9,534,965
Liberty Media Corp., Class A *	33,546	5,129,519
Morningstar, Inc.	8,150	654,364
News Corp., Class A *	161,082	2,835,043
Omnicom Group, Inc.	84,688	5,768,100
Regal Entertainment Group, Class A	15,000	285,150
Scripps Networks Interactive, Class A	35,400	2,849,700
Sirius XM Radio, Inc.	952,200	3,589,794
The Interpublic Group of Cos., Inc.	143,264	2,406,835
The Madison Square Garden Co., Class A *	20,800	1,258,816
The Walt Disney Co.	538,260	36,919,254
The Washington Post Co., Class B	1,654	1,064,051
Time Warner Cable, Inc.	90,836	10,913,945
Time Warner, Inc.	294,180	20,221,933
Twenty-First Century Fox, Inc.	644,328	21,958,698
Viacom Inc., Class B	140,446	11,697,747

		219,477,508

Pharmaceuticals, Biotechnology & Life Sciences 8.0%
AbbVie, Inc.	516,646	25,031,499
Actavis plc *	56,224	8,691,106
Agilent Technologies, Inc.	107,031	5,432,894
Alexion Pharmaceuticals, Inc. *	65,400	8,040,930
Alkermes plc *	41,300	1,453,347
Allergan, Inc.	98,962	8,966,947
Amgen, Inc.	244,902	28,408,632
ARIAD Pharmaceuticals, Inc. *	52,500	115,500
Bio-Rad Laboratories, Inc., Class A *	6,900	852,288
Biogen Idec, Inc. *	76,455	18,669,546
BioMarin Pharmaceutical, Inc. *	41,900	2,632,158

12 See financial notes

 Schwab 1000 Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Bristol-Myers Squibb Co.	529,739	27,821,892
Bruker Corp. *	31,600	646,220
Celgene Corp. *	134,020	19,900,630
Cepheid, Inc. *	21,800	887,696
Covance, Inc. *	17,300	1,544,198
Cubist Pharmaceuticals, Inc. *	20,900	1,295,800
Eli Lilly & Co.	326,671	16,274,749
Endo Health Solutions, Inc. *	39,728	1,737,305
Forest Laboratories, Inc. *	79,346	3,731,642
Gilead Sciences, Inc. *	491,644	34,901,807
Hospira, Inc. *	56,040	2,270,741
Illumina, Inc. *	41,300	3,861,963
Incyte Corp. *	42,900	1,673,100
Jazz Pharmaceuticals plc *	15,300	1,388,322
Johnson & Johnson	914,287	84,672,119
Life Technologies Corp. *	55,906	4,210,281
Mallinckrodt plc *	19,175	805,542
Medivation, Inc. *	24,300	1,454,598
Merck & Co., Inc.	948,118	42,750,641
Mettler-Toledo International, Inc. *	10,700	2,647,822
Mylan, Inc. *	122,300	4,631,501
Myriad Genetics, Inc. *	26,600	648,508
PerkinElmer, Inc.	38,500	1,464,540
Perrigo Co.	29,500	4,067,755
Pfizer, Inc.	2,144,851	65,804,029
Pharmacyclics, Inc. *	21,600	2,562,624
Regeneron Pharmaceuticals, Inc. *	24,500	7,046,200
Salix Pharmaceuticals Ltd. *	15,500	1,112,125
Seattle Genetics, Inc. *	33,600	1,297,968
Techne Corp.	12,563	1,097,881
Thermo Fisher Scientific, Inc.	116,698	11,410,730
United Therapeutics Corp. *	17,800	1,575,656
Vertex Pharmaceuticals, Inc. *	73,212	5,222,944
Waters Corp. *	27,700	2,795,484

		473,509,860

Real Estate 2.8%
Alexandria Real Estate Equities, Inc.	21,100	1,387,958
American Campus Communities, Inc.	31,200	1,078,272
American Tower Corp.	127,089	10,084,512
Apartment Investment & Management Co., Class A	49,418	1,382,716
AvalonBay Communities, Inc.	38,349	4,795,542
BioMed Realty Trust, Inc.	52,300	1,041,816
Boston Properties, Inc.	50,205	5,196,218
BRE Properties, Inc.	25,624	1,399,327
Camden Property Trust	26,864	1,724,669
CBL & Associates Properties, Inc.	50,400	998,424
CBRE Group, Inc., Class A *	102,237	2,374,966
Corrections Corp. of America	38,004	1,406,148
DDR Corp.	79,000	1,339,050
Digital Realty Trust, Inc. (b)	41,400	1,973,124
Douglas Emmett, Inc.	47,600	1,186,668
Duke Realty Corp.	104,537	1,732,178
EPR Properties	16,500	847,605
Equity Lifestyle Properties, Inc.	27,800	1,056,122
Equity One, Inc.	20,300	489,433
Equity Residential	107,872	5,648,178
Essex Property Trust, Inc.	11,817	1,902,537
Extra Space Storage, Inc.	32,100	1,476,279
Federal Realty Investment Trust	21,596	2,237,346
Forest City Enterprises, Inc., Class A *	47,200	956,272
General Growth Properties, Inc.	179,500	3,810,785
HCP, Inc.	151,580	6,290,570
Health Care REIT, Inc.	92,421	5,993,502
Healthcare Trust of America, Inc., Class A	56,200	653,044
Highwoods Properties, Inc.	24,700	953,420
Home Properties, Inc.	16,400	989,084
Hospitality Properties Trust	41,981	1,233,402
Host Hotels & Resorts, Inc.	240,139	4,454,578
Howard Hughes Corp. *	9,200	1,076,860
Jones Lang LaSalle, Inc.	14,800	1,408,960
Kilroy Realty Corp.	23,300	1,238,628
Kimco Realty Corp.	138,331	2,971,350
LaSalle Hotel Properties	28,500	884,925
Liberty Property Trust	39,504	1,469,154
Mack-Cali Realty Corp.	29,247	601,318
Mid-America Apartment Communities, Inc.	23,900	1,586,960
National Retail Properties, Inc.	35,200	1,210,880
Omega Healthcare Investors, Inc.	35,100	1,166,724
Piedmont Office Realty Trust, Inc., Class A	58,800	1,086,624
Plum Creek Timber Co., Inc.	54,798	2,487,829
Post Properties, Inc.	18,100	827,894
Prologis, Inc.	161,980	6,471,101
Public Storage	47,109	7,865,790
Rayonier, Inc.	41,734	1,962,333
Realogy Holdings Corp. *	40,950	1,684,683
Realty Income Corp.	63,300	2,636,445
Regency Centers Corp.	30,582	1,579,866
Retail Properties of America, Inc., Class A	59,000	844,290
RLJ Lodging Trust	34,900	881,574
Senior Housing Properties Trust	55,300	1,362,592
Simon Property Group, Inc.	102,850	15,895,467
SL Green Realty Corp.	29,251	2,766,267
Tanger Factory Outlet Centers, Inc.	30,900	1,076,865
Taubman Centers, Inc.	19,800	1,302,642
The Geo Group, Inc.	23,300	821,791
The Macerich Co.	44,845	2,655,272
UDR, Inc.	85,262	2,115,350
Ventas, Inc.	92,729	6,049,640
Vornado Realty Trust REIT	57,334	5,106,166
Weingarten Realty Investors	40,802	1,294,647
Weyerhaeuser Co.	182,450	5,546,480
WP Carey, Inc.	18,700	1,245,607

		167,276,719

Retailing 4.6%
Aaron’s, Inc.	25,700	729,109
Abercrombie & Fitch Co., Class A	18,919	709,084
Advance Auto Parts, Inc.	24,622	2,442,010
Amazon.com, Inc. *	119,941	43,662,122
American Eagle Outfitters, Inc.	55,385	857,914
Ascena Retail Group, Inc. *	45,800	906,382
AutoNation, Inc. *	20,866	1,006,367
AutoZone, Inc. *	11,333	4,926,342

See financial notes 13

 Schwab 1000 Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Bed Bath & Beyond, Inc. *	70,120	5,421,678
Best Buy Co., Inc.	86,026	3,681,913
Cabela’s, Inc. *	15,100	895,732
CarMax, Inc. *	66,800	3,138,932
Chico’s FAS, Inc.	54,500	934,675
CST Brands, Inc.	20,480	660,275
Dick’s Sporting Goods, Inc.	32,800	1,745,288
Dillard’s, Inc., Class A	11,200	918,176
Dollar General Corp. *	97,900	5,656,662
Dollar Tree, Inc. *	72,524	4,235,402
DSW, Inc., Class A	9,800	859,166
Expedia, Inc.	32,204	1,896,172
Family Dollar Stores, Inc.	32,860	2,263,397
Foot Locker, Inc.	50,909	1,766,542
GameStop Corp., Class A	40,000	2,192,800
Genuine Parts Co.	46,730	3,683,726
GNC Holdings, Inc., Class A	26,800	1,576,376
Groupon, Inc. *	120,700	1,101,991
Guess?, Inc.	22,800	712,500
HSN, Inc.	13,700	717,880
J.C. Penney Co., Inc. (b)*	48,622	364,665
Kohl’s Corp.	62,565	3,553,692
L Brands, Inc.	78,823	4,935,108
Liberty Interactive Corp., Class A *	167,108	4,505,232
LKQ Corp. *	99,600	3,289,788
Lowe’s Cos., Inc.	335,436	16,698,004
Macy’s, Inc.	123,376	5,688,867
Netflix, Inc. *	18,800	6,062,624
Nordstrom, Inc.	50,600	3,059,782
O’Reilly Automotive, Inc. *	36,166	4,477,713
Penske Automotive Group, Inc.	15,300	606,186
PetSmart, Inc.	34,595	2,517,132
Pier 1 Imports, Inc.	35,400	739,152
Priceline.com, Inc. *	16,546	17,436,671
Ross Stores, Inc.	71,412	5,523,718
Sally Beauty Holdings, Inc. *	53,200	1,400,224
Sears Holdings Corp. (b)*	13,094	760,500
Signet Jewelers Ltd.	26,900	2,008,354
Staples, Inc.	216,770	3,494,332
Target Corp.	199,562	12,929,622
The Gap, Inc.	89,555	3,312,639
The Home Depot, Inc.	464,035	36,143,686
The TJX Cos., Inc.	233,190	14,175,620
Tiffany & Co.	39,273	3,109,243
Tractor Supply Co.	45,200	3,225,020
TripAdvisor, Inc. *	37,200	3,076,812
Ulta Salon, Cosmetics & Fragrance, Inc. *	19,900	2,564,115
Urban Outfitters, Inc. *	37,796	1,431,713
Williams-Sonoma, Inc.	29,400	1,541,736

		267,930,563

Semiconductors & Semiconductor Equipment 2.0%
Altera Corp.	101,969	3,426,158
Analog Devices, Inc.	101,274	4,992,808
Applied Materials, Inc.	385,589	6,882,764
Atmel Corp. *	138,500	1,008,280
Avago Technologies Ltd.	80,000	3,634,400
Broadcom Corp., Class A	174,025	4,649,948
Cree, Inc. *	38,900	2,363,175
First Solar, Inc. *	20,000	1,005,400
Freescale Semiconductor Ltd. *	15,000	231,600
Intel Corp.	1,617,180	39,507,708
KLA-Tencor Corp.	46,538	3,052,893
Lam Research Corp. *	52,619	2,853,528
Linear Technology Corp.	77,466	3,186,951
LSI Corp.	191,598	1,624,751
Marvell Technology Group Ltd.	135,162	1,621,944
Maxim Integrated Products, Inc.	99,200	2,946,240
Microchip Technology, Inc.	65,366	2,808,123
Micron Technology, Inc. *	335,800	5,936,944
NVIDIA Corp.	187,299	2,843,199
ON Semiconductor Corp. *	152,900	1,079,474
Skyworks Solutions, Inc. *	63,900	1,647,342
Teradyne, Inc. *	62,600	1,094,874
Texas Instruments, Inc.	357,675	15,050,964
Xilinx, Inc.	85,805	3,897,263

		117,346,731

Software & Services 9.7%
Accenture plc, Class A	211,300	15,530,550
Activision Blizzard, Inc.	130,838	2,177,144
Adobe Systems, Inc. *	151,313	8,201,165
Akamai Technologies, Inc. *	61,009	2,729,543
Alliance Data Systems Corp. *	14,371	3,406,789
Amdocs Ltd.	51,600	1,984,020
ANSYS, Inc. *	31,400	2,745,930
AOL, Inc. *	27,400	992,976
Aspen Technology, Inc. *	30,500	1,166,015
Autodesk, Inc. *	77,072	3,075,944
Automatic Data Processing, Inc.	154,351	11,571,695
Broadridge Financial Solutions, Inc.	43,100	1,515,396
CA, Inc.	98,881	3,140,461
Cadence Design Systems, Inc. *	92,587	1,200,853
Citrix Systems, Inc. *	63,400	3,599,852
Cognizant Technology Solutions Corp., Class A *	100,566	8,742,202
CommVault Systems, Inc. *	14,800	1,155,584
Computer Sciences Corp.	40,931	2,016,261
Compuware Corp.	69,800	745,464
Concur Technologies, Inc. (b)*	15,850	1,657,910
CoreLogic, Inc. *	31,900	1,061,313
CoStar Group, Inc. *	8,800	1,557,512
DST Systems, Inc.	11,380	964,683
eBay, Inc. *	378,670	19,959,696
Electronic Arts, Inc. *	98,381	2,582,501
Equinix, Inc. *	16,100	2,599,828
Facebook, Inc., Class A *	528,600	26,567,436
FactSet Research Systems, Inc. (b)	12,900	1,405,326
Fidelity National Information Services, Inc.	95,308	4,646,265
Fiserv, Inc. *	39,189	4,104,264
FleetCor Technologies, Inc. *	21,400	2,468,490
Fortinet, Inc. *	44,600	896,906
Gartner, Inc. *	32,300	1,904,085
Genpact Ltd. *	44,550	883,427
Global Payments, Inc.	26,838	1,596,324
Google, Inc., Class A *	90,628	93,399,404
IAC/InterActiveCorp	27,930	1,491,183
Informatica Corp. *	36,200	1,397,320

14 See financial notes

 Schwab 1000 Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
International Business Machines Corp.	333,640	59,791,624
Intuit, Inc.	93,644	6,687,118
Jack Henry & Associates, Inc.	29,400	1,605,534
Leidos Holdings, Inc.	23,475	1,105,438
LinkedIn Corp., Class A *	29,400	6,575,898
MasterCard, Inc., Class A	33,984	24,369,926
MAXIMUS, Inc.	22,400	1,085,280
MICROS Systems, Inc. *	27,200	1,475,600
Microsoft Corp.	2,455,838	86,813,873
NetSuite, Inc. *	7,600	766,688
NeuStar, Inc., Class A *	22,200	1,019,424
Nuance Communications, Inc. *	79,800	1,241,688
Oracle Corp.	1,155,210	38,699,535
Paychex, Inc.	109,628	4,632,879
PTC, Inc. *	39,700	1,100,484
Rackspace Hosting, Inc. *	35,200	1,803,296
Red Hat, Inc. *	65,583	2,837,776
Salesforce.com, Inc. *	175,240	9,350,806
Science Applications International Corp.	13,414	472,844
ServiceNow, Inc. *	32,400	1,769,364
Solarwinds, Inc. *	20,600	745,514
Solera Holdings, Inc.	24,100	1,354,902
Splunk, Inc. *	25,900	1,624,189
Symantec Corp.	226,489	5,150,360
Synopsys, Inc. *	48,700	1,775,115
Syntel, Inc.	2,000	171,680
Teradata Corp. *	48,044	2,117,299
The Ultimate Software Group, Inc. *	8,900	1,374,872
The Western Union Co.	163,440	2,781,749
TIBCO Software, Inc. *	55,500	1,363,080
Total System Services, Inc.	55,100	1,643,633
Vantiv, Inc., Class A *	35,200	968,000
VeriFone Systems, Inc. *	35,800	811,228
Verisign, Inc. *	43,205	2,345,167
Visa, Inc., Class A	167,200	32,883,224
VMware, Inc., Class A *	28,900	2,348,992
WEX, Inc. *	13,100	1,222,885
Workday, Inc., Class A *	10,100	756,187
Yahoo! Inc. *	309,679	10,197,729

		571,682,597

Technology Hardware & Equipment 5.8%
3D Systems Corp. (b)*	30,149	1,876,474
Amphenol Corp., Class A	52,320	4,200,773
Apple, Inc.	294,330	153,743,275
Arrow Electronics, Inc. *	38,000	1,824,760
Aruba Networks, Inc. *	36,400	682,864
Avnet, Inc.	42,546	1,689,076
Brocade Communications Systems, Inc. *	154,700	1,240,694
Cisco Systems, Inc.	1,737,715	39,098,587
Corning, Inc.	461,963	7,894,948
Dolby Laboratories, Inc., Class A (b)	17,400	621,876
EchoStar Corp., Class A *	13,254	635,662
EMC Corp.	679,124	16,346,515
F5 Networks, Inc. *	27,000	2,200,770
FEI Co.	12,500	1,113,500
FLIR Systems, Inc.	53,000	1,509,440
Harris Corp.	39,396	2,440,976
Hewlett-Packard Co.	619,668	15,101,309
Ingram Micro, Inc., Class A *	53,851	1,247,728
IPG Photonics Corp. (b)	9,400	622,938
Jabil Circuit, Inc.	62,300	1,299,578
JDS Uniphase Corp. *	77,900	1,019,711
Juniper Networks, Inc. *	156,394	2,915,184
Molex, Inc.	46,621	1,799,571
Motorola Solutions, Inc.	76,612	4,789,782
National Instruments Corp.	31,200	906,360
NCR Corp. *	53,544	1,957,033
NetApp, Inc.	107,600	4,175,956
Palo Alto Networks, Inc. *	10,700	451,112
QUALCOMM, Inc.	555,178	38,568,216
Riverbed Technology, Inc. *	52,200	773,604
SanDisk Corp.	81,758	5,682,181
Seagate Technology plc	100,337	4,884,405
TE Connectivity Ltd.	131,500	6,770,935
Trimble Navigation Ltd. *	84,000	2,399,880
Western Digital Corp.	65,512	4,561,601
Xerox Corp.	376,545	3,742,857

		340,790,131

Telecommunication Services 2.3%
AT&T, Inc.	1,720,677	62,288,507
CenturyLink, Inc.	196,511	6,653,863
Crown Castle International Corp. *	95,627	7,269,565
Frontier Communications Corp. (b)	338,406	1,492,370
Level 3 Communications, Inc. *	46,700	1,426,685
SBA Communications Corp., Class A *	41,300	3,612,511
Sprint Corp. *	249,064	1,676,201
T-Mobile US, Inc. *	49,900	1,383,727
Telephone & Data Systems, Inc.	30,811	960,687
tw telecom, Inc. *	50,800	1,601,216
United States Cellular Corp.	4,900	237,160
Verizon Communications, Inc.	934,057	47,179,219
Windstream Holdings, Inc. (b)	198,148	1,694,165

		137,475,876

Transportation 2.0%
Alaska Air Group, Inc.	24,200	1,709,972
AMERCO	2,000	403,860
Avis Budget Group, Inc. *	34,800	1,090,284
C.H. Robinson Worldwide, Inc.	51,948	3,103,373
CSX Corp.	317,226	8,266,910
Delta Air Lines, Inc.	278,000	7,333,640
Expeditors International of Washington, Inc.	67,198	3,043,397
FedEx Corp.	96,528	12,645,168
Genesee & Wyoming, Inc., Class A *	14,700	1,467,648
Hertz Global Holdings, Inc. *	130,100	2,987,096
J.B. Hunt Transport Services, Inc.	30,591	2,295,243
Kansas City Southern	37,600	4,569,152
Kirby Corp. *	18,900	1,672,461
Landstar System, Inc.	15,900	879,111
Norfolk Southern Corp.	99,586	8,566,388
Old Dominion Freight Line, Inc. *	24,000	1,125,600

See financial notes 15

 Schwab 1000 Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Ryder System, Inc.	16,964	1,116,740
Southwest Airlines Co.	205,788	3,543,669
Union Pacific Corp.	150,862	22,840,507
United Continental Holdings, Inc. *	112,582	3,822,159
United Parcel Service, Inc., Class B	234,035	22,991,598
US Airways Group, Inc. *	53,200	1,168,804

		116,642,780

Utilities 3.2%
AGL Resources, Inc.	40,487	1,937,708
Alliant Energy Corp.	37,400	1,953,028
Ameren Corp.	78,585	2,843,205
American Electric Power Co., Inc.	153,071	7,169,846
American Water Works Co., Inc.	59,700	2,559,339
Aqua America, Inc.	58,917	1,483,530
Atmos Energy Corp.	30,718	1,359,886
Calpine Corp. *	98,100	1,978,677
CenterPoint Energy, Inc.	118,911	2,925,211
Cleco Corp.	20,600	954,604
CMS Energy Corp.	85,733	2,354,228
Consolidated Edison, Inc.	95,306	5,548,715
Dominion Resources, Inc.	189,108	12,055,635
DTE Energy Co.	57,597	3,982,257
Duke Energy Corp.	227,395	16,311,043
Edison International	105,954	5,194,925
Entergy Corp.	59,862	3,874,269
Exelon Corp.	281,219	8,025,990
FirstEnergy Corp.	136,391	5,165,127
Great Plains Energy, Inc.	52,000	1,218,880
Hawaiian Electric Industries, Inc.	32,648	867,457
IDACORP, Inc.	16,900	872,040
Integrys Energy Group, Inc.	26,455	1,552,379
ITC Holdings Corp.	17,400	1,750,266
MDU Resources Group, Inc.	64,217	1,912,382
National Fuel Gas Co.	28,047	2,006,763
NextEra Energy, Inc.	133,908	11,348,703
NiSource, Inc.	103,880	3,274,298
Northeast Utilities	101,312	4,345,272
NRG Energy, Inc.	108,030	3,082,096
NV Energy, Inc.	80,200	1,903,948
OGE Energy Corp.	66,760	2,463,444
ONEOK, Inc.	66,824	3,775,556
Pepco Holdings, Inc.	76,274	1,470,563
PG&E Corp.	144,737	6,057,243
Piedmont Natural Gas Co., Inc.	24,500	836,430
Pinnacle West Capital Corp.	37,087	2,077,985
PPL Corp.	205,561	6,296,333
Public Service Enterprise Group, Inc.	164,472	5,509,812
Questar Corp.	60,420	1,429,537
SCANA Corp.	44,531	2,076,481
Sempra Energy	73,678	6,715,013
TECO Energy, Inc.	59,217	1,016,756
The AES Corp.	196,902	2,774,349
The Southern Co.	279,918	11,451,445
UGI Corp.	39,248	1,623,690
Vectren Corp.	27,800	970,776
Westar Energy, Inc.	39,800	1,258,078
Wisconsin Energy Corp.	71,936	3,029,225
Xcel Energy, Inc.	164,909	4,759,274

		187,403,697

Total Common Stock
(Cost $1,947,182,663)		5,812,765,310

Other Investment Company 1.1% of net assets

Money Market Fund 1.1%
State Street Institutional U.S. Government Money Market Fund, Institutional Class	65,007,364	65,007,364

Total Other Investment Company
(Cost $65,007,364)		65,007,364

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 0.1% of net assets

U.S. Treasury Obligation 0.1%
U.S. Treasury Bill
0.01%, 12/19/13 (c)(d)	2,900,000	2,899,981

Total Short-Term Investment
(Cost $2,899,981)		2,899,981

End of Investments.

	Number	Value
Security	of Shares	($)

Collateral Invested for Securities on Loan 0.5% of net assets

State Street Institutional U.S. Government Money Market Fund, Institutional Class 0.00% (e)	27,618,344	27,618,344

Total Collateral Invested for Securities on Loan
(Cost $27,618,344)		27,618,344

End of Collateral Invested for Securities on Loan

At 10/31/13, tax basis cost of the fund’s investments was $1,991,840,097 and the unrealized appreciation and depreciation were $3,917,847,320 and ($29,014,762), respectively, with a net unrealized appreciation of $3,888,832,558.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $29,080,601.
(c)	All or a portion of this security is held as collateral for open futures contracts.
(d)	The rate shown is the purchase yield.
(e)	The rate shown is the 7-day yield.

16 See financial notes

 Schwab 1000 Index Fund

Portfolio Holdings continued

REIT —	Real Estate Investment Trust

In addition to the above, the fund held the following at 10/31/13:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contract

S&P 500 Index, e-mini, Long, expires 12/20/13	700	61,285,000	2,309,463

See financial notes 17

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of:
Schwab 1000 Index Fund
We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Schwab 1000 Index Fund (the “Fund”) as of October 31, 2013, and for the year then ended and have issued our unqualified report thereon dated December 17, 2013 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included the audit of the Fund’s portfolio holdings (the “Portfolio”) as of October 31, 2013 appearing in Item 6 of this Form N-CSR. This Portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this Portfolio based on our audit.
In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.
December 17, 2013
PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111
T: (415) 498 5000, F: (415) 498 7100, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11: Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.
Item 12: Exhibits.
(a)	(1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

	(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

	(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Schwab Investments

By:	/s/ Marie Chandoha Marie Chandoha
Chief Executive Officer
Date: 12/13/13
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Marie Chandoha Marie Chandoha
Chief Executive Officer

Date:	12/13/13

By:	/s/ George Pereira George Pereira
Principal Financial Officer

Date:	12/13/13